   As Filed With the Securities and Exchange Commission on September 27, 2001

                                             Registration No. 333-31127/811-8291

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-1A

                   REGISTRATION STATEMENT UNDER THE SECURITIES
                                   ACT OF 1933

                       POST-EFFECTIVE AMENDMENT NO. 5                  [X]

                                       and

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                               COMPANY ACT OF 1940

                                  AMENDMENT NO. 6                      [X]

                             ISI STRATEGY FUND, INC.
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)

            535 Madison Avenue, 30th Floor, New York, New York 10022
            --------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (212) 446-5600
                                                           --------------

R. Alan Medaugh                                Copy to: Edward J. Veilleux
535 Madison Avenue, 30th  Floor                Investment Company Capital Corp.
New York, NY 10022                             One South Street, 17th Floor
(Name and Address of Agent for Service)        Baltimore, MD  21202

It is proposed that this filing will become effective (check appropriate box)
 _____ immediately upon filing pursuant to paragraph (b)

    X  on October 1, 2001 pursuant to paragraph (b)
 _____ 60 days after filing pursuant to paragraph (a)(1)
 _____ 75 days after filing pursuant to paragraph (a)(2)
 _____ on _________ pursuant to paragraph (a) of Rule 485

ISI STRATEGY FUND SHARES
(A Class of ISI Strategy Fund, Inc.)
535 Madison Avenue, 30th Floor
New York, New York 10022
For information call (800) 955-7175

     ISI Strategy Fund, Inc. (the "Fund") is designed to maximize total return through a combination of long-term growth of capital and current income. The Fund's investments are actively allocated between common stocks of U.S. issuers and U.S. Treasury securities.

     The Fund offers shares through securities dealers and financial institutions that act as shareholder servicing agents. You may also buy shares through the Fund's Transfer Agent. (See the section entitled "How to Buy Shares.") This Prospectus describes the ISI class (the "Shares") of the Fund.

                               TABLE OF CONTENTS

                                                Page
                                               -----
Investment Summary ..........................    1
Fees and Expenses of the Fund ...............    2
Investment Program ..........................    2
The Fund's Net Asset Value ..................    4
How to Buy Shares ...........................    4
How to Redeem Shares ........................    5
Telephone Transactions ......................    5
Sales Charges ...............................    6
Dividends and Taxes .........................    7
Investment Advisor and Sub-Advisor ..........    7
Administrator ...............................    8
Financial Highlights ........................    9
Application .................................   A-1

  The Securities and Exchange Commission has neither approved nor disapproved these securities nor has it passed upon the adequacy of this Prospectus.
           Any representation to the contrary is a criminal offense.




                 The date of this Prospectus is October 1, 2001

INVESTMENT SUMMARY

Objective and Strategies

      The Fund seeks to maximize total return through a combination of long-term growth of capital and current income. The Fund's investments are actively allocated between common stocks of U.S. issuers and U.S. Treasury securities.

      International Strategy & Investment Inc. ("ISI" or the "Advisor"), the Fund's investment advisor, determines the relative weightings of common stocks and Treasury securities in the Fund's portfolio and manages the Treasury portion of the portfolio. Edward S. Hyman and R. Alan Medaugh, Chairman and President, respectively, of ISI, will guide the allocation of the Fund's assets between common stocks and Treasury securities based on ISI's analysis of the pace of the economy and its forecasts for the direction of interest rates and corporate earnings.

      Wilshire Associates Incorporated, the Fund's investment sub-advisor ("Wilshire" or the "Sub-Advisor"), selects the Fund's equity investments with a quantitative model that seeks to capture an enhanced return for the broad U.S. equity market as represented by the Wilshire 5000 Index ("Wilshire 5000"). Using this model, Wilshire selects a sampling of the common stocks contained in the Wilshire 5000 in an attempt to match the return of the Index, plus 1-2%, with volatility that from time to time may exceed that of the Index.

Risk Profile

       The Fund is suited for you if you are seeking long-term total return through an approach that seeks to moderate risk by balancing investments in common stocks and bonds. The value of an investment in the Fund will vary from day to day based on changes in the prices of the common stocks and bonds in the Fund's portfolio.

      General Stock Risk. The value of the Fund's equity investments will change in relation to changes in the Wilshire 5000. The value of the common stocks in the Wilshire 5000 will fluctuate based upon investor perceptions of the economy, the markets, and the companies represented by the Index. The Fund's investments in common stocks can be expected to be more volatile than the Fund's investments in bonds.

      General Bond Risk. The value of the Fund's Treasury investments will change in response to economic and market factors, especially interest rate changes. In general, a change in interest rates will cause an inverse change in the value of the Treasury investments.

      Asset Allocation Risk. Whether or not the Fund benefits from its active allocation strategy will depend on the Advisor's success in assessing economic trends and their impact on financial assets. The Advisor's assessment of market and economic conditions may cause it to invest too much or too little in either stocks or bonds which could adversely affect the Fund's performance.

      If you invest in the Fund, you could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Fund Performance

      The following bar chart and table show the performance of the Fund both year-by-year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. The bar chart and table provide an historical record and do not necessarily indicate how the Fund will perform in the future.

18.56%             10.00%               -1.68%
----------------------------------------------
 1998               1999                 2000

------------------------
* The bar chart does not reflect sales charges. If it did, returns would be less than those shown.

      For the period December 31, 2000 through June 30, 2001, the total return of the Fund was -3.78%.

      During the period shown in the bar chart, the highest return for a quarter was 12.33% (quarter ended 12/31/98) and the lowest return for a quarter was -5.08% (quarter ended 9/30/98).

Average Annual Total Return (for the period ended December 31, 2000)

                                   ISI Shares(1)   Wilshire 5000 Index(2)
                                 ----------------  ----------------------
Past One Year ............       -6.06%                 -10.89%
Since Inception ..........        7.13% (9/16/97)        11.02%(3)

------------------------
(1) These figures assume the reinvestment of dividends and capital gain distributions and include the impact of the maximum sales charges.
(2) The Wilshire 5000 Index is an unmanaged index that represents the broadest measure of the U.S. equity market. It does not factor in the costs of buying, selling and holding securities - costs which are reflected in the Fund's results.
(3) For the period 9/30/97 through 12/31/00.

FEES AND EXPENSES OF THE FUND

     This table describes the fees and expenses that you may pay if you buy and hold Shares.

Shareholder Transaction Expenses (fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)        4.45%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends .........................       None
Maximum Deferred Sales Charge (Load) ................................................       None
Redemption Fee ......................................................................       None
Exchange Fee ........................................................................       None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees .....................................................................       0.40%
Distribution and/or Service (12b-1) Fees ............................................       0.25%
Other Expenses ......................................................................       0.73%
                                                                                           -----
Total Annual Fund Operating Expenses ................................................       1.38%
Less Fee Waivers and Reimbursement of Expenses ......................................      (0.08)%*
                                                                                           -----
Net Expenses ........................................................................       1.30%
                                                                                           =====

------------------------
* The Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the Fund's Total Annual Fund Operating Expenses do not exceed 1.30% of the Fund's average daily net assets. This agreement will continue until at least September 30, 2002 and may be extended.

Example:

      This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

      The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund's operating expenses remain the same, and the fee waiver and expense reimbursement apply during the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

 1 year     3 years     5 years     10 years
--------   ---------   ---------   ---------
$572       $855        $1,159      $2,022

      Federal Regulations require that the table above reflect the maximum sales charge. However, you may qualify for reduced sales charges or no sales charge at all. (See the section entitled "Sales Charges".) If you hold Shares for a long time, the combination of the initial sales charge you paid and the recurring 12b-1 fees may exceed the maximum sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.

INVESTMENT PROGRAM

Investment Objective, Policies and Risk
Considerations

      The Fund's investment objective is to maximize total return through a combination of long-term growth of capital and current income. The Fund seeks to achieve this objective through an active asset allocation strategy that involves apportioning the Fund's assets between diversified investments in common stocks and Treasury securities.

      The Fund will invest its assets in a ratio of:

o approximately 80% common stocks to 20% Treasury securities when an aggressive strategy is deemed warranted,

o approximately 60% common stocks to 40% Treasury securities when a neutral strategy is deemed warranted, and

o approximately 40% common stocks to 60% Treasury securities when a conservative strategy is deemed warranted.

      The allocation of the Fund's assets will be reviewed periodically in light of ISI's forecasts and may be changed when ISI determines it appropriate.

      In managing the common stocks in the Fund's portfolio, Wilshire will attempt to capture an enhanced return for the broad U.S. equity market as represented by the Wilshire 5000. To accomplish this, Wilshire uses a quantitative model to select a sampling of the stocks contained in the Wilshire 5000. With this model, Wilshire constructs the Fund's equity portfolio so that its market capitalization and industry sector weightings closely resemble those of the Wilshire 5000, but, where the model suggests, Wilshire slightly varies sector weightings in an effort to provide enhanced returns. Therefore, Wilshire seeks performance for the Fund's equity portfolio that approximately resembles that of the Wilshire 5000, plus 1-2%, with volatility that from time to time may exceed that of the Index. The Wilshire 5000 consists of all U.S. common stocks that trade on a regular basis on the New York and American Stock Exchanges and in the NASDAQ over-the-counter market.

      ISI will manage the Treasury securities in the Fund's portfolio with a view toward, first, a high level of total return with relative stability of principal and, second, high current income. Therefore, in addition to yield, the potential for capital gains and appreciation resulting from possible changes in interest rates will be a consideration in selecting investments. At certain times the average maturity of the Treasury securities held by the Fund may be relatively short (from under one year to five years, for example) and at other times may be relatively long (over 10 years, for example).

      An investment in the Fund involves risk. Common stocks are subject to market risks that may cause their prices to fluctuate over time. The prices of common stocks are sensitive to developments affecting particular companies and to general economic conditions that affect particular industry sectors or the securities markets as a whole. Because the equity investments of the Fund are not actively managed, their value will change in relation to changes in the Wilshire 5000.

      Treasury securities are subject to interest rate risk. Thus, a decrease in interest rates will generally result in an increase in the value of the Shares. Conversely, during periods of rising interest rates, the value of the Shares will generally decline. This is especially true for securities with longer maturities and for STRIPS (securities that do not pay interest currently but which are purchased at a discount and are payable in full at maturity).

      To reduce the Fund's risk under adverse market conditions, the Advisors may make temporary defensive investments in money market instruments and U.S. Government obligations. While engaged in a temporary defensive strategy, the Fund may not achieve its investment objective. The Advisors would follow such a strategy only if they believed that the risk of loss in pursuing the Fund's primary investment strategies outweighed the opportunity for gain.

THE FUND'S NET ASSET VALUE

      The price you pay when you buy Shares or receive when you redeem Shares is based on the Fund's net asset value per share. When you buy Shares, the price you pay may be increased by a sales charge. See the section entitled "Sales Charges" for details on how and when this charge may or may not be imposed.

      The net asset value per share of the Fund is determined at the close of regular trading on the New York Stock Exchange on each day the Exchange is open for business. While regular trading ordinarily closes at 4:00 p.m. (Eastern
Time), it could be earlier, particularly on the day before a holiday. Contact your Fund's Transfer Agent to determine whether the Fund will close early before a particular holiday. The net asset value per share is calculated by subtracting the Fund's liabilities from its assets and dividing the result by the Fund's outstanding shares.

      In valuing its assets, the Fund's investments are priced at their market value. When price quotes for particular securities are not readily available or when they may be unreliable, the securities are priced at "fair value" using procedures approved by the Fund's Board of Directors.

      You may buy or redeem Shares on any day the New York Stock Exchange is open for business (a "Business Day"). If your order is entered before the net asset value per share is determined for that day, the price you pay or receive will be based on that day's net asset value per share. If your order is entered after the net asset value per share is determined for that day, the price you pay or receive will be based on the next Business Day's net asset value per share.

      The following sections describe how to buy and redeem Shares.

HOW TO BUY SHARES

      You may buy Shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent. You may also buy Shares by sending your check (along with a completed Application Form) directly to the Fund. The Application Form, which includes instructions, is attached to this
Prospectus.

      Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders. The Fund specifically reserves the right to refuse your order if it is part of multiple purchase or exchange requests that the Fund, in its sole discretion, deems to involve excessive trading or to be part of a market timing strategy. In making its determination the Fund may consider orders you have placed individually as well as orders placed in combination with a group of shareholders or commonly controlled accounts and orders placed by your dealer. For these purposes, the Fund may consider, among other factors, your trading history in this or any affiliated funds, the funds involved, the amount of your investment and your background and the background of any other investors or dealers involved.

Investment Minimums

      Your initial investment must be at least $5,000. Subsequent investments must be at least $250. The following are exceptions to these minimums:

o If you are investing in an individual retirement account (IRA) or a qualified retirement plan, your initial investment may be as low as $1,000.

o If you are a participant in the Fund's Automatic Investing Plan, your initial investment may be as low as $250. If you participate in the monthly plan, your subsequent investments may be as low as $100. If you participate in the quarterly plan, your subsequent investments may be as low as $250. See the section entitled "Automatic Investing Plan" for details.

Investing Regularly

      You may make regular investments in the Fund through either of the following methods. If you wish to enroll in either of these programs or if you need any additional information, complete the appropriate section of the attached Application Form or contact your securities dealer, your servicing agent, or the Transfer Agent.

      Automatic Investing Plan. You may elect to make a regular monthly or quarterly investment in Shares. The amount you decide upon will be withdrawn from your checking account using a pre-authorized check. When the money is received by the Transfer Agent, it will be invested in Shares at that day's offering price. Either you or the Fund may discontinue your participation upon 30 days' notice.

      Dividend Reinvestment Plan. Unless you elect otherwise, all income and capital gain distributions will be reinvested in additional Shares at net asset value. You may elect to receive your distributions in cash or to have your distributions invested in shares of other funds in the ISI family of funds. To make either of these elections or to terminate automatic reinvestment, complete the appropriate section of the attached Application Form or notify the Transfer Agent, your securities dealer or your servicing agent at least five days before the date on which the next dividend or distribution will be paid.

HOW TO REDEEM SHARES

      You may redeem all or part of your investment through your securities dealer or servicing agent. Contact them for details on how to enter your order and for information as to how you will be paid. If you have an account with the Fund that is in your name, you may also redeem Shares by contacting the Transfer Agent by mail or (if you are redeeming less than $50,000) by telephone. The Transfer Agent will mail your redemption check within seven days after it receives your order in proper form. See the section entitled "Telephone Transactions" for more information on this method of redemption.

      Your securities dealer, your servicing agent or the Transfer Agent may require the following documents before they redeem your Shares:

1) A letter of instructions specifying your account number and the number of Shares or dollar amount you wish to redeem. The letter must be signed by all owners of the Shares exactly as their names appear on the account.

2) If you are redeeming Shares worth more than $50,000, a guarantee of your signature. You can obtain one from most banks or securities dealers.

3) Any stock certificates representing the Shares you are redeeming. The certificates must be either properly endorsed or accompanied by a duly executed stock power.

4) Any additional documents that may be required if your account is in the name of a corporation, partnership, trust or fiduciary.

Other Redemption Information

      Any dividends payable on Shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your Shares by that time, the dividend will be paid to you in cash, whether or not that is the payment option you have selected.

      If you redeem sufficient Shares to reduce your investment to $500 or less, the Fund has the power to redeem the remaining Shares after giving you 60 days' notice. The Fund reserves the right to redeem Shares in kind under certain circumstances.

      If you own Shares having a value of at least $10,000, you may arrange to have some of your Shares redeemed monthly or quarterly under the Fund's Systematic Withdrawal Plan. Each redemption under this plan involves all the tax and sales charge implications normally associated with Fund redemptions. Contact your securities dealer, your servicing agent or the Transfer Agent for information on this plan.

TELEPHONE TRANSACTIONS

      If your Shares are in an account with the Transfer Agent, you may redeem them in any amount up to $50,000 or exchange them for shares in another ISI fund by calling the Transfer Agent on any Business Day between the hours of 8:30 a.m. and 7:00 p.m. (Eastern Time). You are automatically entitled to telephone transaction privileges unless you specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the Application Form or at any time thereafter by completing and returning documentation supplied by the Transfer Agent.

      The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you effect each telephone transaction. You may be required to provide additional written instructions. If these procedures are employed, neither the Fund nor the Transfer Agent will bear any liability for following telephone instructions that it reasonably believes to be genuine. Your telephone transaction request will be recorded.

      During periods of economic or market volatility, you may experience difficulty in contacting the Transfer Agent by telephone. In such event, you should make your request by mail. If you hold your Shares in certificate form, you may not exchange or redeem them by telephone.

SALES CHARGES

Purchase Price

      The price you pay to buy Shares will be the Fund's offering price, which is calculated by adding any applicable sales charges to the net asset value per share. The amount of any sales charge included in your purchase price will be according to the following schedule:


                                  Sales Charge as % of
                                  ---------------------
                                                 Net
                                   Offering     Amount
       Amount of Purchase            Price     Invested
--------------------------------  ----------  ---------
Less than    $   50,000.........    4.45%       4.66%
$   50,000 - $   99,999.........    3.50%       3.63%
$  100,000 - $  249,999.........    2.50%       2.56%
$  250,000 - $  499,999.........    2.00%       2.04%
$  500,000 - $  999,999.........    1.50%       1.52%
$1,000,000 - $1,999,999.........    0.75%       0.76%
$2,000,000 - $2,999,999.........    0.50%       0.50%
$3,000,000 - and over...........     None        None

      The sales charge you pay on a purchase of Shares may be reduced under the circumstances listed below. Certain restrictions may apply for Shares purchased through a special offer.

      Rights of Accumulation. If you are purchasing additional Shares of this Fund or shares of any other mutual fund in the ISI family of funds, you may combine the value of your purchases with the value of your existing investments to determine whether you qualify for a reduced sales charge. (For this purpose your existing investments will be valued at the higher of cost or current value.) You may also combine your purchases and investments with those of your spouse and your children under the age of 21 for this purpose. You must be able to provide sufficient information to verify that you qualify for this right of accumulation.

      Letter of Intent. If you anticipate making additional purchases of Shares over the next 13 months, you may combine the value of your current purchase with the value of your anticipated purchases to determine whether you qualify for a reduced sales charge. You will be required to sign a letter of intent specifying the total value of your anticipated purchases and to initially purchase at least 5% of the total. When you make each purchase during the period, you will pay the sales charge applicable to their combined value. If, at the end of the 13-month period, the total value of your purchases is less than the amount you indicated, you will be required to pay the difference between the sales charges you paid and the sales charges applicable to the amount you actually did purchase. Some of the Shares you own will be redeemed to pay this difference.

      Purchases at Net Asset Value. You may buy Shares without paying a sales charge under the following circumstances:

1) If you are reinvesting some or all of the proceeds of a redemption of Shares made within the last six months, provided that the amount you are reinvesting is at least $5,000.

2) If you are exchanging an investment in another ISI fund for an investment in this Fund (see the section entitled "Purchases and Exchanges" for a description of the conditions).

3) If you are a current or retired Director of this or any affiliated Fund, or an employee or a member of the immediate family of an employee of any of the following or their respective affiliates: the Fund's administrator, the Advisors or a broker-dealer authorized to sell Shares of the Fund.

4) If you purchase Shares in a fiduciary or advisory account with a bank, bank trust department, registered investment advisory company, financial planner or securities dealer purchasing Shares on your behalf. To qualify for this provision you must be paying an account management fee for the fiduciary or advisory services. You may be charged an additional fee by your securities dealer or servicing agent if you buy Shares in this manner.

5) If you pay for your purchase with the proceeds from a redemption of shares of any other mutual fund on which you have paid a sales charge, or from a sale of shares of any closed-end fund. In order to qualify for this provision, you must purchase your shares by September 30, 2002 and provide documentation of your redemption or sale.

Purchases by Exchange

      You may exchange shares of any other fund in the ISI family of funds with the same sales charge structure for an equal dollar amount of Shares without payment of the sales charges described above or any other charge. In addition, you may exchange shares of any fund in the ISI family of funds with a lower sales charge structure or that were purchased through a special offer, for an equal dollar amount of Shares if you have owned the shares you are redeeming for at least 24 months. If you have owned them for less than 24 months, you will be charged the difference in sales charges. You may enter both your redemption and purchase orders on the same Business Day or, if you have already redeemed the shares of the other fund, you may enter your purchase order within six months of the redemption provided the amount of the purchase order is at least $5,000. The Fund may modify or terminate these offers of exchange upon 60 days' notice.

      You may request an exchange through your securities dealer or servicing agent. Contact them for details on how to enter your order. If your Shares are in an account with the Fund's Transfer Agent, you may also request an exchange directly through the Transfer Agent by mail or by telephone.

Redemption Price

      The price you receive when you redeem Shares will be the net asset value per share.

Distribution Plan

      The Fund has adopted a plan under Rule 12b-1 that allows the Fund to pay your securities dealer or shareholder servicing agent distribution and other fees for the sale of its Shares and for shareholder service. Shares pay an annual distribution fee equal to 0.25% of average daily net assets. Because these fees are paid out of net assets on an on-going basis, they will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

DIVIDENDS AND TAXES

Dividends and Distributions

      The Fund's policy is to distribute to shareholders substantially all of its net investment income in the form of quarterly dividends and to distribute net capital gains, at least annually.

Certain Federal Income Tax Consequences

      The following summary is based on current tax laws, which may change.

      The Fund will distribute substantially all of its net investment income and net realized capital gains at least annually. The dividends and distributions you receive are subject to federal, state and local taxation, depending upon your tax situation, whether or not you reinvest them. Income and short-term capital gain distributions are generally taxable at ordinary income tax rates. Long-term capital gain distributions are generally taxable at the rates applicable to long-term capital gains regardless of how long you have owned your shares. Each sale, exchange or redemption of the Fund's shares is generally a taxable event. For tax purposes, an exchange of your Fund Shares for shares of a different ISI fund is the same as a sale.

      More information about taxes is in the Statement of Additional Information. Please contact your tax advisor regarding your specific questions about federal, state and local income taxes.

INVESTMENT ADVISOR AND SUB-ADVISOR

      International Strategy & Investment Inc. ("ISI" or the "Advisor") is the Fund's investment advisor and Wilshire Associates Incorporated is the Fund's investment sub-advisor. As of August 31, 2001, the Advisor had approximately $750 million under management. The Advisor also acts as investment advisor to Total Return U.S. Treasury Fund, Inc., Managed Municipal Fund, Inc. and North American Government Bond Fund, Inc., open-end investment companies with approximately $516 million in net assets as of August 31, 2001. Wilshire is a registered investment advisor with approximately $8 billion of assets under management as of August 31, 2001.

      As compensation for its services for the fiscal year ended May 31, 2001, ISI received from the Fund a fee equal to $6,731 (net of fee waivers) of the Fund's average daily net assets. ISI compensates Wilshire out of its advisory fee or from its own resources.

      The Advisor has contractually agreed to reduce its annual fee and reimburse expenses if necessary, so that the Fund's total annual fund operating expenses do not exceed 1.30% of average daily net assets. This agreement will continue until at least September 30, 2002 and may be extended.

Portfolio Managers

      The Fund's portfolio managers are Edward S. Hyman and R. Alan Medaugh of ISI, and Thomas D. Stevens and David R. Borger of Wilshire.

      Mr. Hyman, Chairman of the Fund since its inception and Chairman of ISI since 1991, is responsible for developing the forecasts and economic analysis on which the allocation strategy and the selection of investments in the Fund's portfolio of U.S. Treasury securities are based (see the section entitled "Investment Program"). Before joining ISI in 1991, Mr. Hyman was a vice chairman and member of the Board of C.J. Lawrence Inc. and prior to that, an economic consultant at Data Resources. He writes a variety of international and domestic economic research reports that follow trends that may determine the direction of interest rates. These international and domestic reports are sent to ISI's private institutional clients in the United States and overseas. The periodical "Institutional Investor," which rates analysts and economists on an annual basis, has rated Mr. Hyman as its "first team" economist, which is its highest rating, in each of the last 21 years.

      Mr. Medaugh, President of the Fund since its inception and President of ISI since 1991, is responsible for executing the allocation strategy as well as the day-to-day management of the Fund's portfolio of U.S. Treasury securities. Prior to joining ISI, Mr. Medaugh was Managing Director of C.J. Lawrence Fixed Income Management and prior to that, Senior Vice President and bond portfolio manager at Fiduciary Trust International. While at Fiduciary Trust International, Mr. Medaugh led its Fixed-Income Department, which managed $5 billion of international fixed-income portfolios for institutional clients. Mr. Medaugh also had prior experience as a bond portfolio manager at both Putnam Management Company and Fidelity Management and Research.

      Mr. Stevens and Mr. Borger have shared responsibility for managing the Fund's portfolio of common stocks since the Fund's inception.

      Mr. Stevens, a Vice President of the Fund, has served as a Senior Vice President and Principal of Wilshire and Chief Investment Officer of Wilshire Asset Management ("WAM"), a division of Wilshire, for the last six years. He has been employed with Wilshire since 1980. Prior to joining Wilshire, Mr. Stevens was a portfolio manager and analyst at the National Bank of Detroit.

      Mr. Borger has served as a Vice President and Principal of Wilshire and Director of Research at WAM for the last six years. Mr. Borger has been employed with Wilshire since 1986. Before joining Wilshire, he was a Vice President and Chief of Quantitative Investment Methods at the National Bank of Detroit, where he managed an equity index fund.

ADMINISTRATOR

      Investment Company Capital Corp. ("ICCC") provides administration services to the Fund. ICCC supervises the day-to-day operations of the Fund, including the preparation of registration statements, proxy materials, shareholder reports, compliance with all requirements of securities laws in the states in which the Shares are distributed and oversight of the relationship between the Fund and its other service providers. ICCC is also the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund.

FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Fund's financial performance since it began operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). From the commencement of the Fund's operation through the fiscal year ended May 31, 2001, the Fund's financial statements were audited by Deloitte & Touche LLP whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request.

(For a share outstanding throughout the period):

                                                                                                             For the period
                                                                            For the Years Ended           September 16, 1997(1)
                                                                                  May 31,                    through May 31,
                                                                       2001         2000         1999             1998
                                                                   -----------  -----------  -----------  --------------------
Per Share Operating Performance:
 Net asset value, beginning of period ...........................    $ 12.15      $ 11.91      $ 11.00          $ 10.00
                                                                     -------      -------      -------          -------
Income from Investment Operations:
 Net investment income ..........................................       0.25         0.26         0.21             0.13
 Net realized and unrealized gain/(loss) on investments .........      (0.62)        0.46         1.10             0.96
                                                                     -------      -------      -------          -------
 Total from Investment Operations ...............................      (0.37)        0.72         1.31             1.09
                                                                     -------      -------      -------          -------
Less Distributions:
 Net investment income ..........................................      (0.27)       (0.24)       (0.21)           (0.09)
 Capital gains ..................................................      (0.62)       (0.24)       (0.19)              --
                                                                     -------      -------      -------          -------
 Total distributions ............................................      (0.89)       (0.48)       (0.40)           (0.09)
                                                                     -------      -------      -------          -------
 Net asset value, end of period .................................    $ 10.89      $ 12.15      $ 11.91          $ 11.00
                                                                     =======      =======      =======          =======
Total Return(2)..................................................      (3.32)%       6.09%       12.15%           10.94%
Supplemental Data and Ratios:
 Net assets, end of period (000s) ...............................    $27,051      $36,544      $35,734         $ 18,220
 Ratios to average daily net assets:
   Net investment income3 .......................................       2.09%        2.10%        1.81%            2.03%(3)
   Expenses after waivers and/or reimbursements .................       1.00%        1.00%        1.00%            1.00%(3)
   Expenses before waivers and/or reimbursements ................       1.38%        1.31%        1.68%            2.25%(3)
   Portfolio turnover rate ......................................         57%          59%          32%              20%


-----------
(1) Commencement of operations.
(2) Total Return figures exclude the impact of sales charges.
(3) Annualized.

                           ISI STRATEGY FUND SHARES
                            NEW ACCOUNT APPLICATION
--------------------------------------------------------------------------------
Make check payable to "ISI Strategy Fund Shares" and mail with this Application to:

        ISI Mutual Funds
        P.O. Box 219426
        Kansas City, MO 64121-9426

For assistance in completing this form, please call the Transfer Agent at (800)
        882-8585.
To open an IRA account, call ISI at (800) 955-7175 to request an application.

Your Account Registration (Please Print)
                                                              ---------------------------------------------------------
                                                              Existing Account No., if any

Individual or Joint Tenant                                    Gifts to Minors

--------------------------------------------------------      ---------------------------------------------------------
First Name               Initial             Last Name        Custodian's Name (only one allowed by law)


--------------------------------------------------------      ---------------------------------------------------------
Social Security Number                                        Minor's Name (only one)


--------------------------------------------------------      ---------------------------------------------------------
Joint Tenant             Initial             Last Name        Socal Security Number of Minor


--------------------------------------------------------      ---------------------------------------------------------
Social Security Number                                        Minor's Date of Birth (Mo./Day/Yr.)


                                                              under the __________________ Uniform Gifts to Minors Act
                                                                        State of Residence


Corporations, Trusts, Partnerships, etc.                      Mailing Address

--------------------------------------------------------      ---------------------------------------------------------
Name of Corporation, Trust or Partnership                     Street


--------------------------------------------------------      ---------------------------------------------------------
Tax ID Number                             Date of Trust       City                                 State       Zip

                                                              (    )
--------------------------------------------------------      ---------------------------------------------------------
Name of Trustees (If to be included in the Registration)      Daytime Phone

Letter of Intent (Optional)

[ ] I intend to invest at least the amount indicated below in ISI Strategy Fund Shares. I understand that if I satisfy the conditions described in the attached prospectus, this Letter of Intent entitles me to the applicable level of reduced sales charges on my purchases.

___ $50,000     ___ $100,000     ___ $250,000     ___ $500,000     ___ $1,000,000     ___ $2,000,000     ___ $3,000,000

Right of Accumulation (Optional)

List the Account numbers of other ISI Funds that you or your immediate family already own that qualify for this purchase.

                Fund Name                  Account No.                   Owner's Name                     Relationship
                ---------                  -----------                   ------------                     ------------

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

Distribution Options
Please check appropriate boxes. There is no sales charge for reinvested dividends. If none of the options are selected, all distributions will be reinvested.

       Income Dividends                                                  Capital Gains

      [ ] Reinvested in additional shares                                [ ] Reinvested in additional shares

      [ ] Paid in Cash                                                   [ ] Paid in Cash

Call (800) 882-8585 for information about reinvesting your dividends in other funds in the ISI Family of Funds.

Automatic Investing Plan (Optional)

[ ] I authorize you as Agent for the Automatic Investing Plan to automatically invest $_______________ for me, on a monthly or quarterly basis, on or about the 20th of each month or if quarterly, the 20th of January, April, July and October, and to draw a bank draft in payment of the investment against my checking account. (Bank drafts may be drawn on commercial banks only.)

Minimum Initial Investment: $250
Subsequent Investments (check one):    [ ] Monthly ($100 minimum)    [ ] Quarterly ($250 minimum)
                                                                     ----------------------------
                                                                     Please attach a voided check.
                                                                     -----------------------------

----------------------------------------------------           --------------------------------------------------------------
Bank Name                                                      Depositor's Signature                         Date

----------------------------------------------------           --------------------------------------------------------------
Existing ISI Strategy                                          Depositor's Signature                         Date
Fund Account No., if any                                       (if joint acct., both must sign)

Systematic Withdrawal Plan (Optional)

[ ] Beginning the month of _____________, 20_______, please send me checks on a monthly or quarterly basis, as indicated below, in the amount of $__________ , from shares that I own, payable to the account registration address as shown above. (Participation requires minimum account value of $10,000.)


Frequency (check one):    [ ] Monthly    [ ] Quarterly (January, April, July and October)

Telephone Transactions

I understand that I will automatically have telephone redemption privileges (for amounts up to $50,000) and telephone exchange privileges (with respect to other ISI Funds) unless I mark one or both of the boxes below.


No, I/We do not want:    [ ] Telephone redemption privileges    [ ] Telephone exchange privileges


Redemptions effected by telephone will be mailed to the address of record. If you would prefer redemptions mailed to a pre-designated bank account, please provide the following information:

   Bank: _______________________________        Bank Account No.:_________________________________

Address: _______________________________       Bank Account Name:_________________________________

         _______________________________

Signature and Taxpayer Certification
------------------------------------------------------------------------------------------------------------------------------------
  The Fund may be required to withhold and remit to the U.S. Treasury 31% of any taxable dividends, capital gains distributions and redemption proceeds paid to any individual or certain other non-corporate shareholders who fail to provide the information and/or certifications required below. This backup withholding is not an additional tax, and any amounts withheld may be credited against your ultimate U.S. tax liability.

  By signing this Application, I hereby certify under penalties of perjury that the information on this Application is complete and correct and that as required by federal law: (Please check applicable boxes)
  [ ] U.S. Citizen/Taxpayer:
      [ ] I certify that (1) the number shown above on this form is the correct Social Security Number or Tax ID Number and (2) I am not subject to any backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
      [ ] If no Tax ID Number or Social Security Number has been provided above, I have applied, or intend to apply, to the IRS or the Social Security Administration for a Tax ID Number or a Social Security Number, and I understand that if I do not provide either number to the Transfer Agent within 60 days of the date of this Application or if I fail to furnish my correct Social Security Number or Tax ID Number, I may be subject to a penalty and a 31% backup withholding on distributions and redemption proceeds. (Please provide either number on IRS Form W-9. You may request such form by calling the Transfer Agent at 800-882-8585).
  [ ] Non-U.S. Citizen/Taxpayer:
      Indicated country of residence for tax purposes:____________________________________________
  Under penalties of perjury, I certify that I am not a U.S. citizen or resident and I am an exempt foreign person as defined by the Internal Revenue Service.
------------------------------------------------------------------------------------------------------------------------------------
I acknowledge that I am of legal age in the state of my residence. I have received a copy of the Fund's prospectus.

------------------------------------------------------------------------------------------------------------------------------------
The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------           --------------------------------------------------------------
Signature                                  Date                  Signature (if joint account, both must sign)          Date
------------------------------------------------------------------------------------------------------------------------------------
For Dealer Use Only


Dealer's Name:      __________________________________________________   Dealer Code: _________________________________________

Dealer's Address:   __________________________________________________   Branch Code: _________________________________________

                    __________________________________________________   Rep. No.:    _________________________________________

Representative:     __________________________________________________

                              Investment Advisor
                   INTERNATIONAL STRATEGY & INVESTMENT INC.
                        535 Madison Avenue, 30th Floor
                            New York, New York 10022

                                  Sub-Advisor
                       WILSHIRE ASSOCIATES INCORPORATED
                         1299 Ocean Avenue, Suite 700
                         Santa Monica, California 90401




        Administrator                                  Distributor
INVESTMENT COMPANY CAPITAL CORP.                 INTERNATIONAL STRATEGY &
      One South Street                             INVESTMENT GROUP INC.
  Baltimore, Maryland 21202                   535 Madison Avenue, 30th Floor
                                                New York, New York 10022
                                                     1-800-955-7175

     Transfer Agent                                Independent Auditors
INVESTMENT COMPANY CAPITAL CORP.                    ERNST & YOUNG LLP
      One South Street                               Two Commerce Square
  Baltimore, Maryland 21202                          2001 Market Street
       1-800-882-8585                         Philadelphia, Pennsylvania 19103

        Custodian                                      Fund Counsel
   BANKERS TRUST COMPANY                     KRAMER LEVIN NAFTALIS & FRANKEL LLP
  c/o BTNY Services, Inc.                             919 Third Avenue
      100 Plaza One                               New York, New York 10022
Jersey City, New Jersey 07311

                                       ISI
                       INTERNATIONAL STRATEGY & INVESTMENT

                                      ISI
                                 STRATEGY FUND
                                     SHARES
                                (A Class of ISI
                              Strategy Fund, Inc.)

       You may obtain the following additional information about the Fund, free of charge, from your securities dealer or servicing agent or by calling (800) 955-7175:

o A statement of additional information (SAI) about the Fund that is incorporated by reference into the prospectus.

o The Fund's most recent annual and semi-annual reports containing detailed financial information and, in the case of the annual report, a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

       In addition you may review information about the Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Call 202-942-8090 to find out about the operation of the Public Reference Room.) The EDGAR Database on the Commission's Internet site at http://www.sec.gov has reports and other information about the Fund. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

       For other shareholder inquiries, contact the Transfer Agent at (800) 882-8585. For Fund information, call (800) 955-7175, or your securities dealer or servicing agent.


                    Investment Company Act File No. 811-8291


                               [GRAPHIC OMITTED]

                                      ISI
                                 STRATEGY FUND
                                     SHARES
                                (A Class of ISI
                              Strategy Fund, Inc.)



       An open-end mutual fund seeking to maximize total return through a combination of long-term growth of capital and current income by actively allocating investments between common stocks of U.S. issuers and U.S. Treasury Securities.



                                October 1, 2001

                       STATEMENT OF ADDITIONAL INFORMATION

                      ------------------------------------


                             ISI STRATEGY FUND, INC.

                         535 Madison Avenue, 30th Floor

                            New York, New York 10022

                       ----------------------------------

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE
READ IN CONJUNCTION WITH THE FUND'S PROSPECTUS. THE AUDITED FINANCIAL STATEMENTS FOR THE FUND ARE INCLUDED IN THE FUND'S ANNUAL REPORT WHICH HAS BEEN FILED ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED INTO THIS STATEMENT OF ADDITIONAL INFORMATION. A COPY OF THE PROSPECTUS AND THE ANNUAL REPORT MAY BE OBTAINED WITHOUT CHARGE FROM YOUR SECURITIES DEALER OR BY WRITING OR CALLING INTERNATIONAL STRATEGY & INVESTMENT GROUP INC., 535 MADISON AVENUE, 30TH FLOOR, NEW YORK, NEW YORK 10022, (800) 955-7175.






           Statement of Additional Information Dated: October 1, 2001
                Relating to the Prospectus dated October 1, 2001
                                       of
                            ISI Strategy Fund Shares

                                TABLE OF CONTENTS


                                                                  PAGE
                                                                  ----

GENERAL INFORMATION AND HISTORY.....................................1

INVESTMENT OBJECTIVE AND POLICIES...................................1

VALUATION OF SHARES AND REDEMPTIONS.................................6

FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS................6

MANAGEMENT OF THE FUND..............................................9

INVESTMENT ADVISORY AND OTHER SERVICES.............................12

ADMINISTRATION.....................................................13

DISTRIBUTION OF FUND SHARES........................................14

BROKERAGE..........................................................15

CAPITAL SHARES.....................................................17

SEMI-ANNUAL REPORTS AND ANNUAL REPORTS.............................17

CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES..................17

INDEPENDENT AUDITORS...............................................18

LEGAL MATTERS......................................................18

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES................18

PERFORMANCE COMPUTATIONS...........................................18

FINANCIAL STATEMENTS...............................................19

GENERAL INFORMATION AND HISTORY

         ISI Strategy Fund, Inc. (the "Fund") is an open-end management investment company. Under the rules and regulations of the Securities and Exchange Commission (the "SEC"), all mutual funds are required to furnish prospective investors with information concerning the activities of the company being considered for investment. The Fund has one class of shares: ISI Strategy Fund Shares (the "ISI Shares"). The ISI Shares Prospectus contains important information concerning ISI Shares offered by the Fund, and may be obtained without charge from the Fund's distributor (the "Distributor") or from Participating Dealers that offer Shares of the Fund to prospective investors. Prospectuses may also be obtained from Shareholder Servicing Agents. As used herein, the "Fund" refers to ISI Strategy Fund, Inc. and specific references to any class of the Fund's Shares will be made using the name of such class. Some of the information required to be in this Statement of Additional Information is also included in the Fund's current Prospectus. To avoid unnecessary repetition, references are made to related sections of the Prospectus. In addition, the Prospectus and this Statement of Additional Information omit certain information for the Fund and its business that is contained in the Registration Statement about the Fund and its Shares filed with the SEC. Copies of the Registration Statement as filed, including such omitted items, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

         The Fund was incorporated under the laws of the State of Maryland on June 12, 1997. The Fund filed a registration statement with the SEC registering itself as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act") and its Shares under the Securities Act of 1933, as amended (the "Securities Act"), and began operations on September 16, 1997.

         Under a license agreement dated September 15, 1997 between the Fund and International Strategy & Investment Inc. ("ISI" or the "Advisor"), International Strategy & Investment Inc. licenses to the Fund the "ISI" name and logo, but retains rights to that name and logo, including the right to permit other investment companies to use them. In addition, Wilshire Associates Incorporated licenses to the Fund the "Wilshire" name and logo, but retains rights to that name and logo, including the right to permit other investment companies to use them.

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective and Policies of the Fund

         The Fund's investment objective is to maximize total return through a combination of long-term growth of capital and current income. The Fund seeks to achieve this objective through an active asset allocation strategy that involves apportioning the Fund's assets between diversified investments in common stocks of U.S. issuers and U.S. Treasury Securities. The Fund may make other investments including securities index futures contracts and Standard & Poor's Depositary Receipts ("SPDRs").

         The allocation of the Fund's assets will be reviewed periodically in light of ISI's forecasts and may be changed when ISI determines it appropriate. The Fund's assets will be rebalanced on a quarterly basis if at that time the market value of the equity portion of the portfolio is below 40% or above 80% of the Fund's total assets.

         Wilshire Associates Incorporated ("Wilshire") will manage the equity portion of the Fund's Portfolio. Wilshire and its affiliates have, since 1983, focused on building and maintaining portfolios based on the Wilshire 5000 Index ("Wilshire 5000" or "Index") and other custom-structured U.S. equity applications, and currently have $9.6 billion under management in these portfolios. In managing the common stocks of U.S. issuers in the Fund's portfolio, Wilshire will attempt to capture the return of the broad U.S. equity market. Ultimately, Wilshire expects that the performance of the Fund's equity portfolio will approximately resemble that of the Wilshire 5000, plus 1-2%, with volatility that from time to time may exceed that of the Wilshire 5000. The Wilshire 5000 consists of all U.S. common stocks that trade on a regular basis on the New York and American Stock Exchanges and in the NASDAQ over-the-counter market. Approximately 7,300 stocks, including large-, medium-and small-capitalization stocks are included in the Index. In constructing the Fund's portfolio, Wilshire will utilize stock selection techniques which are intended to capture incremental return over and above the Wilshire 5000. The investment process involves over-weighting stocks which are viewed to have positive performance attributes and under-weighting stocks for which Wilshire has a negative performance outlook. Deviations from a Wilshire 5000 characteristic profile are closely monitored and controlled as part of the management process. Wilshire may use securities index futures contracts and SPDRs to gain market exposure without purchasing individual stocks. For example, the Fund may invest in security index futures contracts on the Standard & Poor's 500 Index ("S&P 500") and the Russell 2000 Index as well as S&P 500 SPDRs and S&P MidCap 400 Index SPDRs for market exposure.

         ISI will manage the U.S. Treasury Securities in the Fund's portfolio with a view toward, first, a high level of total return with relative stability of principal and, second, high current income. Therefore, in addition to yield, the potential for capital gains and appreciation resulting from possible changes in interest rates will be a consideration in selecting investments. ISI will be free to take advantage of the entire range of maturities offered by U.S. Treasury Securities and may adjust the average maturity of such securities held in the Fund's portfolio from time to time, depending on its assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates. Thus, at certain times the average maturity of the U.S. Treasury Securities held by the Fund may be relatively short (from under one year to five years, for example) and at other times may be relatively long (over 10 years, for example). In determining which direction interest rates are likely to move, the Advisor relies on the economic analysis made by Mr. Edward S. Hyman, Chairman of the Fund and the Advisor. There can be no assurance that such economic analysis will accurately predict interest rate trends or that portfolio strategies based on the economic analysis of Mr. Hyman will be effective.

         The Fund's investment objective and its general investment policies are described in the Prospectus. Additional investment restrictions are set forth below. This Statement of Additional Information also describes other investment practices in which the Fund may engage.

         Except as specifically identified in the section entitled "Investment Restrictions" in this Statement of Additional Information, the investment policies described in these documents are not fundamental, and the Directors may change such policies without an affirmative vote of a majority of the Fund's outstanding Shares (as defined in the section entitled "Capital Shares"). The Fund's investment objective is fundamental, however, and may not be changed without such a vote.

Common stocks

         The Fund will invest in common stocks of U.S. issuers, which are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of the common stocks held by the Fund will cause the value of the Shares to fluctuate.

U.S. Treasury Securities

         The Fund will invest in U.S. Treasury Securities which are considered among the safest of fixed-income investments. Because of this added safety, the yields available from U.S. Treasury Securities are generally lower than the yields available from corporate debt securities. As with other debt securities, the value of U.S. Treasury Securities changes as interest rates fluctuate. This is especially true for securities with longer maturities and for STRIPS (securities that do not pay interest currently but which are purchased at a discount and are payable in full at maturity). Changes in the value of portfolio securities will not affect interest income from those securities but will be reflected in the Fund's net asset value. Thus, a decrease in interest rates will generally result in an increase in the value of the Shares. Conversely, during periods of rising interest rates, the value of the Shares will generally decline. The magnitude of these fluctuations will generally be greater at times when the average maturity of the U.S. Treasury Securities held by the Fund is longer.

Standard & Poor's Depositary Receipts

         The Fund may invest in SPDRs which are shares of common stock in a unit investment trust ("UIT") traded on the American Stock Exchange. SPDRs represent a proportionate undivided interest in a basket of securities owned by the UIT, which consists of substantially all of the common stocks, in substantially the same weighting, as the component stocks of a specified S&P index. The performance of a SPDR is intended to track the performance of the component stocks of the relevant S&P index. The composition and weighting of the securities owned by the UIT will be adjusted from time to time to conform to periodic changes in the volatility and relative weightings of such S&P index. The Fund's investment in SPDRs will be subject to limitations on investment in other investment companies (see the section entitled "Investment Restrictions"). An investment in SPDRs is subject to the same risk of fluctuation in value as the basket of common stocks underlying the SPDR. In particular, the price at which the underlying SPDR securities may be sold and the value of the SPDR may be adversely affected if the secondary trading markets for the SPDRs are limited or absent. Additionally, the basket of common stocks underlying the SPDR may not exactly replicate the performance of the specified index because of transaction costs and other expenses. The basket of common stocks underlying the SPDR may also be unable to fully replicate the performance of the specified S&P index due to the temporary unavailability of certain underlying securities or due to other extraordinary circumstances.

Repurchase Agreements

         The Fund may agree to purchase securities issued by the United States Treasury ("U.S. Treasury Securities") from creditworthy financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase the securities at an established time and price. Such repurchase agreements will be fully collateralized. The collateral for these repurchase agreements will be held by the Fund's custodian or by a duly appointed sub-custodian. The Fund will enter into repurchase agreements only with banks and broker-dealers that have been determined to be creditworthy by the Fund's investment Advisor. The list of approved banks and broker-dealers will be monitored regularly by the Advisor and the Fund's sub-advisor (the "Sub-Advisor") (collectively, the "Advisors"). The seller under a repurchase agreement may be required to maintain the value of the securities subject to the repurchase agreement at not less than the repurchase price. Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund may be delayed or limited in its ability to sell the collateral.

When-Issued Securities

         The Fund may make purchases of U.S. Treasury Securities, at the current market value of the securities, on a when-issued basis. When such transactions are negotiated, the yield to maturity is fixed. The coupon interest rate on such U.S. Treasury Securities is fixed at the time of the U.S. Treasury auction date therefore determining the price to be paid by the Fund, but delivery and payment will take place after the date of the commitment. A segregated account of the Fund, consisting of cash, cash equivalents or U.S. Treasury Securities equal at all times to the amount of the when-issued commitments will be established and maintained by the Fund at the Fund's custodian. Additional cash or U.S. Treasury Securities will be added to the account when necessary. While the Fund will purchase securities on a when-issued basis only with the intention of acquiring the securities, the Fund may sell the securities before the settlement date if it is deemed advisable to limit the effects of adverse market action. The securities so purchased or sold are subject to market fluctuation and no interest accrues to the Fund during this period. At the time the Fund makes the commitment to purchase or sell securities on a when-issued basis, it will record the transaction and thereafter reflect the value of such security purchased or, if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. The Fund will ordinarily invest no more than 40% of its net assets at any time in securities purchased on a when-issued basis.

Futures Contracts

         The Fund may engage in securities index futures contracts in order to obtain exposure to certain market segments, facilitate allocation of investments among asset classes and for the purposes of hedging the portfolio's investments. A securities index futures contract obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the trade is made. No physical delivery of the underlying stocks in the index is made. Securities index futures contracts ("Futures Contracts") will be entered on domestic exchanges and boards of trade, subject to applicable Commodity and Futures Trading Commission ("CFTC") Rules. These transactions may be entered into for bona fide hedging and other permissible risk management purposes.

         Each such Futures Contract provides for a cash payment, equal to the amount, if any, by which the value of the index at maturity is above or below the value of the index at the time the contract was entered into, times a fixed index "multiplier." The index underlying such a Futures Contract is generally a broad based index of securities designed to reflect movements in the relevant market as a whole. The index assigns weighted values to the securities included in the index, and its composition is changed periodically. Futures Contracts have been designed by exchanges which have been designated as "contract markets" by the CFTC, and must be executed through a futures commission merchant ("FCM") (i.e. futures broker), which is a member of the relevant contract market. The exchanges guarantee performance of the contracts as between the clearing members of the exchange.

         In connection with transactions in Futures Contracts, the Fund will be required to deposit as "initial margin" a specified amount of cash or short-term U.S. Government securities. The initial margin required for a Futures Contract is set by the exchange on which the contract is traded with review and oversight by the CFTC. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the Futures Contract. The Fund will not enter into Futures Contracts, if immediately thereafter, the sum of the amounts of initial margin deposits on the Fund's open futures contracts entered into for other than "bona fide hedging" would exceed 5% of the value of the Fund's total assets.

         Although Futures Contracts call for the making or acceptance of a cash settlement at a specified future time, the contractual obligation is usually fulfilled before such date by buying or selling, as the case may be, on a commodities exchange, an identical Futures Contract calling for settlement in the same month, subject to the availability of a liquid secondary market. The Fund incurs brokerage fees when it purchases and sells Futures Contracts. The purpose of the acquisition or sale of a Futures Contract, in the case of a portfolio such as that of the Fund which holds or intends to acquire common stocks, is to attempt to protect the Fund from market fluctuations, obtain exposure to a particular market or market segment without actually buying or selling securities, and/or facilitate the allocation of investments among asset classes. For example, if the Fund owns stocks replicating the Wilshire 5000, the Fund might sell index Futures Contracts based on such index as a hedge against market decline. The use of Futures Contracts as an investment technique allows the Fund to maintain a hedging position without having to sell its portfolio securities.

         To the extent the Fund enters into Futures Contracts for these purposes, the assets in the segregated asset account maintained to cover the Fund's obligations with respect to such Futures Contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the fluctuating market value of such Futures Contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such Futures Contracts.

         Participation in the futures markets involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. Gains and losses on Futures Contracts depend on the Advisor's ability to predict correctly the direction of securities prices, interest rates and other economic factors. For example, if the Fund has hedged against the possibility of a market decline and instead the market rises, the Fund will lose part or all of the benefit of the increased value of its securities portfolio which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may also have to sell securities at a time when it may be disadvantageous to do so.

         Other risks associated with the use of Futures Contracts are (i) imperfect correlation between the price of Futures Contracts and movements in the prices of the securities underlying the index or of the securities being hedged in the case of bona fide hedging strategies; (ii) the fact that skills needed to use these investment strategies are different from those needed to select portfolio securities; (iii) the possible absence of a liquid secondary market for any particular instrument at any particular time; and (iv) the possible need to defer closing out certain positions to avoid adverse tax consequences. The risk that the Fund will be unable to close out a futures position will be minimized by only entering into futures contracts for which there appears to be a liquid exchange or secondary market. In addition, the possible risk of loss of trading futures contracts in certain strategies can be substantial, due to both the low margin deposits required and the high degree of leverage involved in futures pricing.

         Various additional risks exist with respect to the trading of futures. Transactions in these instruments are also subject to the risk of brokerage firm or clearing house insolvencies. The liquidity of a secondary market in a Futures Contract may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limit. In addition, the exchanges on which futures are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). In addition, the ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out Futures Contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general market trends by the Advisor may still not result in a successful transaction.

Other Investments

         For temporary defensive purposes, the Fund may invest up to 100% of its assets in high quality, short-term money market instruments, and in notes or bonds issued by the U.S. Treasury Department or by other agencies of the U.S. Government.

Investment Restrictions

         The Fund's investment program is subject to a number of investment restrictions which reflect self-imposed standards as well as federal limitations. The investment restrictions recited below are in addition to those described in the Fund's Prospectus, and are matters of fundamental policy and may not be changed without the affirmative vote of a majority of the outstanding Shares. The percentage limitations contained in these restrictions apply at the time of purchase of securities. Accordingly, the Fund will not:

1. Concentrate 25% or more of its total assets in securities of issuers in any one industry (for these purposes the U.S. Government, its agencies and instrumentalities are not considered an industry);

2. With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except the U.S. Government, its agencies and instrumentalities;

3. Borrow money except as a temporary measure for extraordinary or emergency purposes and then only from banks and in an amount not exceeding 10% of the value of the total assets of the Fund at the time of such borrowing, provided that, while borrowings by the Fund equaling 5% or more of the Fund's total assets are outstanding, the Fund will not purchase securities for investment;

4.       Invest in real estate or mortgages on real estate;

5. Purchase or sell commodities or commodities contracts (except that the Fund may purchase or sell futures contracts based on underlying securities indexes);

6. Act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

7.       Issue senior securities;

8. Make loans, except that the Fund may purchase or hold debt instruments and may enter into repurchase agreements and make loans of portfolio securities in accordance with its investment objective and policies;

The following investment restrictions may be changed by a vote of the majority of the Board of Directors. The Fund will not:

1. Invest in shares of any other investment company registered under the Investment Company Act, except as permitted by federal law.

2. Invest more than 15% of the value of its net assets in illiquid securities.


VALUATION OF SHARES AND REDEMPTIONS

Valuation

         The net asset value per Share is determined daily as of the close of the New York Stock Exchange each day on which the New York Stock Exchange is open for business (a "Business Day"). The New York Stock Exchange is open for business on all weekdays except for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Redemptions

         The Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.

         Under normal circumstances, the Fund will redeem Shares in cash as described in the Prospectus. However, if the Board of Directors determines that it would be in the best interests of the remaining shareholders of the Fund to make payment of the redemption price in whole or in part by a distribution in kind of readily marketable securities from the portfolio of the Fund in lieu of cash, in conformity with applicable rules of the SEC, the Fund will make such distributions in kind. If Shares are redeemed in kind, the redeeming shareholder will incur brokerage costs in later converting the assets into cash. The method of valuing portfolio securities is described under "Valuation" and such valuation will be made as of the same time the redemption price is determined. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act pursuant to which the Fund is obligated to redeem Shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

         The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situation, including their state and local tax liabilities.

         The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as, administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as Regulated Investment Company

         The Fund intends to qualify and elect to be treated as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject.

         In order to qualify as a RIC, the Fund must distribute at least 90% of its net investment company taxable income (that generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders (the "Distribution Requirement") and also must meet several additional requirements. Included among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, or certain other income; (ii) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

         The Fund may make investments in securities that bear "original issue discount" or "acquisition discount" (collectively, "OID Securities"). The holder of such securities is deemed to have received interest income even though no cash payments have been received. Accordingly, OID Securities may not produce sufficient current cash receipts to match the amount of distributable net investment company taxable income the Fund must distribute to satisfy the Distribution Requirement. In some cases, the Fund may have to borrow money or dispose of other investments in order to make sufficient cash distributions to satisfy the Distribution Requirement.

         Although the Fund intends to distribute substantially all of its net investment company taxable income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

         If the Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In this event, distributions generally will be eligible for the dividends-received deduction for corporate shareholders.

Fund Distributions

         Distributions of investment company taxable income will be taxable to you as ordinary income, regardless of whether such distributions are paid to you in cash or you reinvest them in additional Shares, to the extent of the Fund's earnings and profits. The Fund anticipates that it will distribute substantially all of its investment company taxable income for each taxable year.

         The Fund may either retain or distribute to you its excess of net long-term capital gains over net short-term capital losses ("net capital gains"). If such gains are distributed as a capital gains distribution, they are taxable to you (if you are an individual) at the long-term capital gains rate, regardless of the length of time you have held the Shares. If any such gains are retained, the Fund will pay federal income tax thereon. If the Fund elects to retain any such gains and you are a shareholder of record on the last day of the taxable year, the Fund may elect to have you treated as if you received a distribution of your pro rata share of such gain, with the result that you will
(1) be required to report your pro rata share of such gain on your tax return as long-term capital gain, (2) receive a refundable tax credit for your pro rata share of tax paid by the Fund on the gain, and (3) increase the tax basis for your shares by an amount equal to the deemed distribution less the tax credit.

         If the net asset value at the time you purchase shares of the Fund reflects undistributed investment company taxable income, recognized capital gain or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to you in the manner described above, although such distributions economically constitute a return of capital to you.

         If you are a corporate shareholder, distributions (other than capital gain distributions) from a RIC generally qualify for the dividends-received deduction to the extent of the gross amount of qualifying dividends received by a Fund for the year. Generally, and subject to certain limitations, a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation.

         Ordinarily, you should include all dividends as income in the year of payment. However, dividends declared payable to you in October, November, or December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by you and paid by the Fund in the year in which the dividends were declared.

         The Fund will provide a statement annually to you as to the federal tax status of distributions paid (or deemed to be paid) by the Fund during the year, including the amount of dividends eligible for the corporate dividends-received deduction.

Sale, Exchange or Redemption of Fund Shares

         The sale, exchange or redemption of a share is a taxable event to you. Generally, gain or loss on the sale, exchange or redemption of a Share will be a capital gain or loss that will be long-term if the Share has been held for more than twelve months and otherwise will be short-term. For individuals, long-term capital gains are currently taxed at the long-term capital gains rate and short-term capital gains are currently taxed at ordinary income tax rates. However, if you realize a loss on the sale, exchange or redemption of a Share held for six months or less and have previously received a capital gain distribution with respect to the Share (or any undistributed net capital gains of a Fund with respect to such Share are included in determining your long-term capital gains), you must treat the loss as a long-term capital loss to the extent of the amount of the prior capital gain distribution (or any undistributed net capital gains of a Fund that have been included in determining your long-term capital gains). In addition, any loss realized on a sale or other disposition of Shares will be disallowed to the extent you repurchase (or enter into a contract or option to repurchase) Shares within the period of 61 days (beginning 30 days before and ending 30 days after the disposition of the Shares). This loss disallowance rule will apply to Shares received through the reinvestment of dividends during the 61-day period.

         In certain cases, the Fund will be required to withhold, and remit to the United States Treasury, a portion of any distributions paid to you if you
(1) have failed to provide a correct taxpayer identification number, (2) are subject to backup withholding by the Internal Revenue Service, or (3) have failed to certify to the Fund that you are not subject to backup withholding.

Federal Excise Tax

         If the Fund fails to distribute in a calendar year at least 98% of its ordinary income for the calendar year, 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending October 31 of that year, and 100% of any undistributed amount from the prior calendar year, the Fund will be subject to a nondeductible 4% Federal excise tax on the undistributed amounts. The Fund intends to make sufficient distributions to avoid imposition of this tax, or to retain, at most its net capital gains and pay tax thereon.

State and Local Taxes

         Rules of the state and local taxation of dividend and capital gain distributions from regulated investment companies often differ from the rules for federal income taxation described above. You are urged to consult your tax advisor as to the consequences of these and other state and local tax rules affecting an investment in the Fund.

MANAGEMENT OF THE FUND

         The overall business affairs of the Fund are the responsibility of the Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment advisor, sub-advisor, distributor, administrator, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund's executive officers, the Advisors, the Distributor and the Fund's administrator. A majority of the directors of the Fund have no affiliation with the Advisors, the Distributor or the Fund's administrator.

Directors and Officers

           The Directors and executive officers of the Fund, their respective dates of birth and their principal occupations during the last five years are set forth below. Unless otherwise indicated, the address of each Director and executive officer is 535 Madison Avenue, 30th Floor, New York, New York 10022.

* EDWARD S. HYMAN, Chairman and Director (4/8/45)
         Chairman, International Strategy & Investment Inc. (registered investment advisor) and Chairman and President, International Strategy and Investment Group Inc. (registered investment advisor and broker-dealer),1991-Present.

JOSEPH R. HARDIMAN, Director (5/27/37)
         8 Bowen Mill Road, Baltimore, Maryland 21212. Private Equity Investor and Capital Markets Consultant; Director, Wit Soundview Group (registered broker-dealer), Corvis Corporation (optical networks), The Nevis Fund (registered investment company), certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) and Brown Investment Advisory & Trust (registered investment advisor). Formerly, Director, Circon Corp. (medical instruments), November 1998-January 1999; President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc., 1987-1997; Chief Operating Officer of Alex. Brown & Sons Incorporated (now Deutsche Banc Alex. Brown Inc.) 1985-1987; General Partner, Alex. Brown & Sons (now Deutsche Banc Alex. Brown Inc.) 1976-1985.

LOUIS E. LEVY, Director (11/16/32)
         26 Farmstead Road, Short Hills, New Jersey 07078. Director, Household International (finance and banking) and certain fund in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies). Formerly, Chairman of the Quality Control Inquiry Committee of the American Institute of Certified Public Accountants, 1992-1998; Trustee, Merrill Lynch Funds for Institutions, 1991-1993; Adjunct Professor, Columbia University-Graduate School of Business, 1991-1992; Partner, KPMG Peat Marwick, retired 1990 and Director, Kimberly-Clark Corporation (personal consumer products), retired 2000.

CARL W. VOGT, ESQ., Director (4/20/36)
         Fulbright & Jaworski L.L.P., 801 Pennsylvania Avenue, N.W., Washington, D.C. 20004- 2604. Senior Partner, Fulbright & Jaworski L.L.P. (law); Director, Yellow Corporation (trucking) and American Science and Engineering (x-ray detection equipment) and Director of certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies). Formerly Chairman and Member, National Transportation Safety Board; Director, National Railroad Passenger Corporation (Amtrak); Member, Aviation System Capacity Advisory Committee (Federal Aviation Administration); President (interim) of Williams College and President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies).

R. ALAN MEDAUGH, President (8/20/43)
         President, International Strategy & Investment Inc. (registered investment advisor). Formerly, Director, International Strategy & Investment Group, Inc., 1991-Present.

THOMAS D. STEVENS, Vice President (5/27/49)
         Wilshire Associates Incorporated, 1299 Ocean Avenue, Suite 700, Santa Monica, CA 90401. Senior Vice President and Principal, Wilshire Associates Incorporated; Chief Investment Officer, Wilshire Asset Management.

CARRIE L. BUTLER, Vice President (5/1/67)
         Assistant Vice President, International Strategy & Investment Inc. (registered investment advisor), 1991-Present.

EDWARD J. VEILLEUX, Vice President (8/26/43)
         One South Street, Baltimore, Maryland 21202. Director, Deutsche Asset Management, 1999-Present; Executive Vice President, Investment Company Capital Corporation since 1996. Trustee, Devcap Trust. (registered investment company).

MARGARET M. BEELER, Assistant Vice President (3/1/67)
         Assistant Vice President, International Strategy & Investment Inc. (registered investment advisor), 1996 - Present. Formerly, Marketing Representative, U.S. Healthcare, Inc., 1995 -1996; Sales Manager, Donna Maione, Inc., 1994-1995, and Deborah Wiley California, 1989-1994.

KEITH C. REILLY, Assistant Vice President (6/2/66)
         Assistant Vice President, International Strategy & Investment Inc. (registered investment advisor), 1996-Present; Formerly, Select Private Banking Officer, Assistant Manager, Chemical Bank, 1995- 1996; Financial Consultant, Dreyfus Corporation, 1989-1995.

CHARLES A. RIZZO, Treasurer (8/5/57)
         One South Street, Baltimore, Maryland 21202. Director, Deutsche Asset Management; Certified Public Accountant and Certified Management Accountant. Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Banc Alex. Brown Inc.), 1998-1999. Formerly, Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP), 1993-1998.

BRUCE A. ROSENBLUM, Secretary (9/14/60)
         One South Street, Baltimore, Maryland 21202 Vice President, Deutsche Asset Management since 2000. Formerly, Partner, Freedman, Levy, Kroll & Simonds, 1997-1999; Senior Associate, 1994-1996.

JENNIFER E. VOLLMER, Assistant Secretary (12/30/71)
         One South Street, Baltimore, Maryland 21202 Associate, Deutsche Asset Management since 1999. J.D., William & Mary School of Law, 1996-1999. Formerly, Assistant Vice President, Scott-European Corporation (export corporation), 1995-1996.

AMY M. OLMERT, Assistant Secretary (5/14/63)
         One South Street, Baltimore, Maryland 21202. Director, Deutsche Asset Management; Certified Public Accountant. Formerly, Vice President, BT Alex. Brown Incorporated (now Deutsche Banc Alex. Brown Inc.), 1997-1999. Formerly, Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP), 1992-1997.

DANIEL O. HIRSCH, Assistant Secretary (3/27/54)
         One South Street, Baltimore, Maryland 21202. Director, Deutsche Asset Management. Formerly, Principal, BT Alex. Brown Incorporated (now Deutsche Banc Alex. Brown Inc.), 1998-1999; Assistant General Counsel, United States Securities and Exchange Commission, 1993-1998.

----------------------
* A Director who is an "interested person" as defined in the Investment Company Act.

         Directors and officers of the Fund are also directors and officers of some or all of the other investment companies advised by ISI or its affiliates. There are currently four funds in the ISI Family of Funds (the "Fund Complex"). With the exception of Mr. Stevens, each of the above named persons serves in the capacity noted above for each fund in the Fund Complex.

         Some of the Directors of the Fund are customers of, and have had normal brokerage transactions with, the Fund's administrator or its affiliates in the ordinary course of business. All such transactions were made on substantially the same terms as those prevailing at the time for comparable transactions with unrelated persons. Additional transactions may be expected to take place in the future.

         Officers of the Fund receive no direct remuneration in such capacity from the Fund. Officers and Directors of the Fund who are officers or directors of the Advisors, the Distributor or the Fund's administrator may be considered to have received remuneration indirectly. As compensation for his services as Director, each Director who is not an "interested person" of the Fund (as defined in the Investment Company Act) (an "Independent Director") receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his attendance at Board and committee meetings) from each fund in the Fund Complex for which he serves. Payment of such fees and expenses is allocated among the funds described above in direct proportion to their relative net assets. For the fiscal year ended May 31, 2001, Independent Directors fees attributable to the assets of the Fund totaled $2,723.91.

           The following table shows aggregate compensation and retirement benefits payable to each of the Fund's Directors by the Fund and Fund Complex, respectively.

                               COMPENSATION TABLE

                               Aggregate Compensation                           Total Compensation from the Fund
                               From the fund payable to                         and Fund Complex Payable to
Name of Person,                Directors for the Fiscal                         Directors for the Fiscal Year
Position                       Year Ended May 31,                               Ended May 31, 2001
----------------------------------------------------------------------------------------------------------------
Edward S. Hyman(1)                    $0                                                    $0
Chairman and Director

Joseph R. Hardiman                    $907.97                                   $12,000 for service on 4
Director                                                                        Boards in the Fund complex

Louis E. Levy                         $907.97                                   $12,000 for service on 4
Director                                                                        Boards in the Fund complex

Carl W. Vogt, Esq.                    $907.97                                   $12,000 for service on 4
Director                                                                        Boards in the Fund complex

------------------------
(1) Denotes an individual who is an "interested person" as defined in the Investment Company Act.

Code of Ethics

         The Board of Directors of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Code permits access persons to engage in personal trading provided that the access persons comply with the Code's provisions and reporting requirements. In addition, interested access persons are subject to the provisions of the advisor's, distributor's or administrator's Codes of Ethics provided that each Code meets the requirements of Rule 17j-1 and has been approved by the Board of Directors.

         The Fund's advisor, International Strategy & Investment, Inc. ("ISI" or the "Advisor"), and the Fund's distributor, ISI Group, Inc., have each adopted Codes of Ethics pursuant to Rule 17j-1. These Codes permit access persons to trade securities that may be purchased or held by the Fund for their own accounts, subject to compliance with reporting requirements. In addition, these Codes also provide for trading "blackout periods" that prohibit trading by access persons within periods of trading by the Fund in the same security, subject to certain exceptions. These Codes prohibit short-term trading profits and personal investment in initial public offerings. These Codes require prior approval with respect to purchases of securities in private placements.

         The Fund's sub-advisor, Wilshire Associates, has also adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Code permits access persons to trade securities that may be purchased or held by the Fund for their own accounts, subject to compliance with reporting requirements. The Code also provides for preclearance of personal trades and imposes trading "blackout periods", subject to certain exceptions. The Code prohibits personal investment in initial public offerings. The Code requires prior approval with respect to purchases of securities in private placements.

         The Fund's administrator, Investment Company Capital Corp. ("ICCC"), has also adopted a Rule 17j-1. The Code permits access persons to trade securities that may be purchased or held by the Fund for their own accounts, subject to compliance with reporting requirements. The Code also provides for preclearance of personal trades and imposes trading "blackout periods," subject to certain exceptions. The Code prohibits short-term trading profits and personal investment in initial public offerings. The Code requires prior approval with respect to purchases of securities in private placements.

         The Codes of Ethics are on public file with, and are available from, the SEC.

INVESTMENT ADVISORY AND OTHER SERVICES

         The Board of Directors of the Fund, including a majority of the Independent Directors, have approved an Investment Advisory Agreement between the Fund and ISI and a Sub-Advisory Agreement among the Fund, ISI and Wilshire Associates Incorporated ("Wilshire" or the "Sub-Advisor"), both of these contracts are described in greater detail below. ISI is a registered investment advisor that was formed in January 1991. ISI employs Messrs. Edward S. Hyman, the Fund's Chairman, and R. Alan Medaugh, the Fund's President. ISI is also investment advisor to Total Return U.S. Treasury Fund, Inc., Managed Municipal Fund, Inc. and North American Government Bond Fund, Inc., open-end management investment companies with net assets of approximately $516 million as of August 31, 2001.

         Wilshire, a California corporation, is a registered investment advisor with approximately $8 billion in net assets under management as of August 31, 2001. Wilshire currently provides investment advisory services to one open-end registered investment company with $711 million of net assets under management as of August 31, 2001. Wilshire employs as its President and Chief Executive Officer, Mr. Dennis Tito, who, due to his stock ownership, may be deemed to be a controlling person of Wilshire.

         Under the Investment Advisory Agreement, ISI: (1) formulates and implements continuing programs for the purchase and sales of securities, (2) determines what securities (and in what proportion) shall be represented in the Fund's portfolio (3) provides the Fund's Board of Directors with regular financial reports and analysis with respect to the Fund's portfolio investments and operations, and the operations of comparable investment companies, (4) obtains and evaluates economic, statistical, and financial information pertinent to the Fund, and (5) takes on behalf of the Fund, all actions which appear to the Advisor necessary to carry into effect its purchase and sale programs. ISI has delegated these responsibilities to Wilshire for a portion of the Fund's portfolio, provided that ISI continues to supervise the performance of Wilshire and report thereon to the Fund's Board of Directors. Any investment program undertaken by ISI or Wilshire will at all times be subject to the policies and control of the Fund's Board of Directors. Neither ISI or Wilshire shall be liable to the Fund or its shareholders for any act or omission by ISI or Wilshire or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty. The services of ISI and Wilshire to the Fund are not exclusive and both ISI and Wilshire are free to render similar services to others.

         As compensation for these services, ISI is entitled to receive an annual fee from the Fund calculated daily and paid monthly, at the annual rate of 0.40% of the Fund's daily net asset value. As compensation for its services, Wilshire is entitled to receive a fee from ISI, payable out of ISI's advisory fee, calculated daily and payable monthly, at the annual rate of 0.16% of the Fund's average daily net assets. ISI has contractually agreed to waive its annual fee and reimburse expenses to the extent necessary, so that the Fund's total operating expenses do not exceed 1.30% of its average daily net assets. ISI's compensation under the Investment Advisory Agreement for the three most recent fiscal years ended May 31, 2001, May 31, 2000 and May 31, 1999 was $6,731 (net of fee waivers of $121,962), $31,928 (net of fee waivers of $114,488) and $0 (net of fee waivers and reimbursements of $62,291), respectively. ISI pays Wilshire a fee out of its advisory fee.

         Each of the Investment Advisory and the Sub-Advisory Agreements had an initial term of two years and will continue in effect from year to year thereafter if such continuance is specifically approved at least annually by the Fund's Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in such agreements, with such independent directors casting votes in person at a meeting called for such purpose, or by a vote of a majority of the outstanding shares (as defined in the section entitled "Capital Shares"). The Fund or ISI may terminate the Investment Advisory Agreement on 60 days' written notice without penalty. The Investment Advisory Agreement will terminate automatically in the event of assignment (as defined in the Investment Company Act). The Sub-Advisory Agreement has similar termination provisions.

ADMINISTRATION

         Investment Company Capital Corp. ("ICCC"), One South Street, Baltimore, Maryland 21202, provides administration services to the Fund. Such services include: monitoring the Fund's regulatory compliance, supervising all aspects of the Fund's service providers, arranging, but not paying for, the printing and mailing of prospectuses, proxy materials and shareholder reports, preparing and filing all documents required by the securities laws of any state in which the Shares are sold, establishing the Fund's budgets, monitoring the Fund's distribution plans, preparing the Fund's financial information and shareholder reports, calculating dividend and distribution payments and arranging for the preparation of state and federal tax returns. As compensation for its administration services, ICCC is entitled to receive an annual fee calculated according to the following schedule based on the combined assets of the ISI
Funds:

                   Assets                               Fee
                   0 - $75,000,000                      0.20%

                   $75,000,000 - $150,000,000           0.15%
                   $150,000,000 - $225,000,000          0.10%
                   $225,000,000 - $500,000,000          0.05%
                   Over $500,000,000                    0.03%

         ICCC's compensation under the Agreement for the three most recent fiscal years ended May 31, 2001, May 31, 2000 and May 31, 1999 was $31,138, $36,388, and $14,809 (net of fee waivers of $16,586), respectively. The services of ICCC to the Fund are not exclusive and ICCC is free to render similar services to others.

         ICCC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. An affiliate of ICCC serves as the Fund's custodian. (See the section entitled "Custodian, Transfer Agent and Accounting Services"). ICCC is an indirect subsidiary of Deutsche Bank AG.

DISTRIBUTION OF FUND SHARES

         International Strategy & Investment Group Inc. ("ISI Group" or the "Distributor") serves as the exclusive distributor of the Fund's Shares pursuant to a Distribution Agreement (the "Distribution Agreement"). ISI Group, a Delaware corporation, is a broker-dealer that was formed in 1991 and is an affiliate of the Advisor.

         The Distribution Agreement provides that ISI Group has the exclusive right to distribute the Shares either directly or through other broker-dealers and further provides that ISI Group will: solicit and receive orders for the purchase of Shares; accept or reject such orders on behalf of the Fund in accordance with the Fund's currently effective prospectus and transmit such orders as are accepted to the Fund's transfer agent as promptly as possible; receive requests for redemption and transmit such redemption requests to the Fund's transfer agent as promptly as possible; respond to inquiries from the Fund's shareholders concerning the status of their accounts with the Fund, provide the Fund's Board of Directors for their review with quarterly reports required by Rule 12b-1; maintain such accounts, books and records as may be required by law or be deemed appropriate by the Fund's Board of Directors; and take all actions deemed necessary to carry into effect the distribution of the Shares. ISI Group has not undertaken to sell any specific number of Shares. The Distribution Agreement further provides that, in connection with the distribution of Shares, ISI Group will be responsible for all of its promotional expenses. The services by ISI Group to the Fund are not exclusive, and ISI Group shall not be liable to the Fund or its shareholders for any act or omission by ISI Group or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

         As compensation for providing distribution and related administrative services for the ISI Shares as described above, the Fund will pay ISI Group , on a monthly basis, an annual fee, equal to 0.25% of the Fund's average daily net assets. ISI Group expects to allocate on a proportional basis up to all of its fees to broker-dealers who enter into Agency Distribution Agreements with ISI Group ("Participating Dealers") under which such broker-dealers have agreed to process investor purchase and redemption orders and respond to inquiries from Fund shareholders concerning the status of their accounts and the operations of the Fund. As compensation for providing distribution and shareholder services for the last three fiscal years ended May 31, 2001, May 31, 2000 and May 31, 1999, ISI Group received $80,433, $91,510 and $65,443, respectively.

         Pursuant to Rule 12b-1 under the Investment Company Act, which provides that investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by its shareholders, the Fund has adopted a Plan of Distribution for the ISI Shares (the "ISI Plan"). Under the ISI Plan, the Fund pays a fee to ISI Group for distribution and other shareholder servicing assistance as set forth in the Distribution Agreement, and ISI Group is authorized to make payments out of its fees to Participating Dealers.

         The Distribution Agreement has an initial term of two years. The Distribution Agreement and the ISI Plan will remain in effect from year to year as specifically approved (a) at least annually by the Fund's Board of Directors and (b) by the affirmative vote of a majority of the Independent Directors, by votes cast in person at a meeting called for such purpose.

         In approving the ISI Plan, the Directors concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the ISI Plan would benefit the Fund and its shareholders. The ISI Plan will be renewed only if the Directors make a similar determination in each subsequent year. The ISI Plan may not be amended to increase materially the fee to be paid pursuant to the Distribution Agreement without the approval of the Fund's shareholders. The ISI Plan may be terminated at any time, and the Distribution Agreement may be terminated at any time upon 60 days' notice, without penalty, by a vote of a majority of the Fund's Independent Directors or by a vote of a majority of the outstanding Shares. Any Agency Distribution Agreement may be terminated in the same manner at any time. The Distribution Agreement and any Agency Distribution Agreement shall automatically terminate in the event of assignment.

         During the continuance of the ISI Plan, the Fund's Board of Directors will be provided for their review, at least quarterly, a written report concerning the payments made under the ISI Plan to ISI Group pursuant to the Distribution Agreement, to Participating Dealers pursuant to Agency Distribution Agreements and to Shareholder Servicing Agents pursuant to Shareholder Servicing Agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the ISI Plan, the selection and nomination of the Fund's Independent Directors shall be committed to the discretion of the Independent Directors then in office.

         In addition, the Fund may enter into Shareholder Servicing Agreements with certain financial institutions, such as banks, to act as Shareholder Servicing Agents, pursuant to which ISI Group will allocate a portion of its distribution fee as compensation for such financial institutions' ongoing shareholder services. Such financial institutions may impose separate fees in connection with these services and investors should review the applicable Prospectus and this Statement of Additional Information in conjunction with any such institution's fee schedule.

         Under the ISI Plan, amounts allocated to Participating Dealers and Shareholder Servicing Agents may not exceed amounts payable to the Distributor, with respect to shares held by or on behalf of customers of such entities. Payments under the ISI Plan are made as described above regardless of the Distributor's actual cost of providing distribution services and may be used to pay the Distributor's overhead expenses. If the cost of providing distribution services to the Fund in connection with the sale of the ISI Shares is less than 0.25% of the ISI Shares' average daily net assets for any period, the unexpended portion of the distribution fee may be retained by the Distributor. The ISI Plan does not provide for any charges to the Fund for excess amounts expended by the Distributor and, if the ISI Plan is terminated in accordance with its terms, the obligation of the Fund to make payments to the distributor pursuant to the ISI Plan will cease and the Fund will not be required to make any payments past the date the Distribution Agreement terminates. In return for payments received pursuant to the ISI Plan, ISI will pay the distribution-related expenses of the ISI Class including one or more of the following: advertising expenses; printing and mailing of prospectuses to other than current shareholders; compensation to dealers and sales personnel; and interest, carrying or other financing charges.

         For the last three fiscal years ended May 31, 2001, May 31, 2000 and May 31, 1999, ISI Group was paid commissions of $5,596, $53,343 and $265,128, respectively.

         Except as described elsewhere, the Fund pays or causes to be paid all continuing expenses of the Fund, including, without limitation: investment advisory, administration and distribution fees; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions, if any, chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and corporate fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing Shares; all costs and expenses in connection with the maintenance of registration of the Fund and its Shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting and distributing prospectuses of the Fund and supplements thereto to the shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Independent Directors and Independent members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in Shares or in cash; charges and expenses of any outside service used for pricing of the Shares; fees and expenses of legal counsel or independent auditors, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly assumed by the Advisors, the Distributor or the Fund's administrator.

BROKERAGE

         ISI and Wilshire, subject to the supervision of ISI, are each responsible for decisions to buy and sell securities for a portion of the Fund's portfolio, for broker-dealer selection and for negotiation of commission rates.

         Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a commission for their services. Brokerage commissions are subject to negotiation between the Advisors and the broker-dealers. The Advisors may direct purchase and sale orders to any broker-dealer, including, to the extent and in the manner permitted by applicable law, ISI Group.

         In over-the-counter transactions, orders are placed directly with a principal market maker and such purchases normally include a mark up over the bid to the broker-dealer based on the spread between the bid and asked price for the security. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter. On occasion, certain money market instruments may be purchased directly from an issuer without payment of a commission or concession. The Fund will not deal with ISI Group in any transaction in which ISI Group acts as a principal.

         The Advisors' primary consideration in effecting securities transactions is to obtain best price and execution of orders on an overall basis. As described below, however, the Advisors may, in their discretion, effect agency transactions with broker-dealers that furnish statistical, research or other information or services which are deemed by the Advisors to be beneficial to the Fund's investment program. Certain research services furnished by broker-dealers may be useful to the Advisors with clients other than the Fund. Similarly, any research services received by the Advisors through placement of portfolio transactions of other clients may be of value to the Advisors in fulfilling their obligations to the Fund. No specific value can be determined for research and statistical services furnished without cost to the Advisors by a broker-dealer. The Advisors are of the opinion that because the material must be analyzed and reviewed by their staffs, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Advisors' research and analysis. Therefore, it may tend to benefit the Fund by improving the Advisors' investment advice. In over-the-counter transactions, the Advisors will not pay any commission or other remuneration for research services. The Advisors' policy is to pay a broker-dealer higher commissions for particular transactions than might be charged if a different broker-dealer had been chosen when, in the Advisors' opinion, this policy furthers the overall objective of obtaining best price and execution. Subject to periodic review by the Fund's Board of Directors, the Advisors are also authorized to pay broker-dealers higher commissions on brokerage transactions for the Fund in order to secure research and investment services described above. However, Wilshire has no current intention to do so. The allocation of orders among broker-dealers and the commission rates paid by the Fund will be reviewed periodically by the Board. The foregoing policy under which the Fund may pay higher commissions to certain broker-dealers in the case of agency transactions, does not apply to transactions effected on a principal basis.

         Subject to the above considerations, the Board of Directors has authorized the Fund to effect portfolio transactions through ISI Group. At the time of such authorization, the Board adopted certain policies and procedures incorporating the standards of Rule 17e-1 under the Investment Company Act which requires that the commissions paid ISI Group must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." Rule 17e-1 also contains requirements for the review of such transactions by the Board of Directors and requires the Advisors to furnish reports and to maintain records in connection with such reviews. The Distribution Agreement does not provide for any reduction in the distribution fee to be received by ISI Group from the Fund as a result of profits from brokerage commissions on transactions of the Fund effected through ISI Group. The Advisors manage other investment accounts. It is possible that, at times, identical securities will be acceptable for the Fund and one or more of such other accounts; however, the position of each account in the securities of the same issuer may vary and the length of time that each account may choose to hold its investment in such securities may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of the Fund or one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Advisors. The Advisors may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. Such simultaneous transactions, however, could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

         The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the Investment Company Act) which the Fund has acquired during its most recent fiscal year. As of May 31, 2001 the Fund held a 4.00% repurchase agreement issued by Goldman Sachs & Company valued at $1,567,174.

CAPITAL SHARES

         Under the Fund's Articles of Incorporation, the Fund may issue Shares of its capital stock with a par value of $.001 per Share. The Fund's Articles of Incorporation provide for the establishment of separate series and separate classes of Shares by the Directors at any time without shareholder approval. The Fund currently has one Series and one class of shares: ISI Strategy Fund Shares. All Shares of the Fund regardless of class have equal rights with respect to voting, except that with respect to any matter affecting the rights of the holders of a particular series or class, the holders of each series or class will vote separately. Any such series will be a separately managed portfolio and shareholders of each series or class will have an undivided interest in the net assets of that series. For tax purposes, the series will be treated as separate entities. Generally, each class of Shares issued by a particular series will be identical to every other class and expenses of the Fund (other than 12b-1 fees and any applicable service fees) are prorated between all classes of a series based upon the relative net assets of each class. Any matters affecting any class exclusively will be voted on by the holders of such class.

         Shareholders of the Fund do not have cumulative voting rights, and, therefore, the holders of more than 50% of the outstanding Shares voting together for election of Directors may elect all the members of the Board of Directors of the Fund. In such event, the remaining holders cannot elect any members of the Board of Directors of the Fund.

         The Fund's By-laws provide that any director of the Fund may be removed by the shareholders by a vote of a majority of the votes entitled to be cast for the election of Directors. A meeting to consider the removal of any Director or Directors of the Fund will be called by the Secretary of the Fund upon the written request of the holders of at least one-tenth of the outstanding Shares of the Fund entitled to vote at such meeting.

         There are no preemptive, conversion or exchange rights applicable to any of the Shares. The Fund's issued and outstanding Shares are fully paid and non-assessable. In the event of liquidation or dissolution of the Fund, each Share is entitled to its portion of the Fund's assets (or the assets allocated to a separate series of Shares if there is more than one series) after all debts and expenses have been paid.

         As used in this Statement of Additional Information, the term "majority of the outstanding Shares" means the vote of the lesser of (i) 67% or more of the Shares present at a meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (ii) more than 50% of the outstanding Shares.


SEMI-ANNUAL REPORTS AND ANNUAL REPORTS

           The Fund furnishes shareholders with semi-annual reports and annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent auditors.

CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES

          Bankers Trust Company, c/o BTNY Services, Inc., 100 Plaza One, Jersey City, New Jersey 07311 ("Bankers Trust") has been retained to act as custodian of the Fund's investments. Bankers Trust receives such compensation from the Fund for its services as custodian as may be agreed to from time to time by Bankers Trust and the Fund. For the fiscal year ended May 31, 2001, Bankers Trust was paid $1,216 as compensation for providing custody services. ICCC, One South Street, Baltimore, Maryland 21202 (telephone: (800) 882-8585) has been retained to act as the Fund's transfer and dividend disbursing agent. As compensation for these services, ICCC receives up to $16.65 per account per year plus reimbursement for out-of-pocket expenses incurred in connection therewith.

         ICCC also provides accounting services to the Fund. As compensation for these services, ICCC is entitled to receive an annual fee, calculated daily and paid monthly, as shown below.

Average Daily Net Assets               Incremental Annual Accounting Fee
------------------------               ---------------------------------

$0 - $10,000,000                                   $13,000 (fixed fee)
$10,000,000   - $   20,000,000                       0.100%
$20,000,000   - $   30,000,000                       0.080%
$30,000,000   - $   40,000,000                       0.060%
$40,000,000   - $   50,000,000                       0.050%
$50,000,000   - $   60,000,000                       0.040%
$60,000,000   - $   70,000,000                       0.030%
$70,000,000   - $  100,000,000                       0.020%
$100,000,000  - $  500,000,000                       0.015%
$500,000,000  - $1,000,000,000                       0.005%
over $1,000,000,000                                  0.001%


         For such services for the three most recent fiscal years ended May 31, 2001, May 31, 2000 and May 31, 1999, ICCC received a fee of $32,125, $35,001 and
$27,591, respectively.

         In addition, the Fund will reimburse ICCC for certain out-of-pocket expenses incurred in connection with ICCC's provision of accounting services under the Master Services Agreement.

INDEPENDENT AUDITORS

         The annual financial statements of the Fund are audited by the Fund's independent auditors. For the fiscal year ending May 31, 2002, Ernst & Young, LLP, Two Commerce Square, 2001 Market Street, Philadelphia, PA 19103 will serve as independent auditors for the Fund. From the commencement of operation through the fiscal year ended May 31, 2001, the Fund's financial statements were audited by Deloitte & Touche LLP.

LEGAL MATTERS

         Kramer Levin Naftalis & Frankel LLP serves as counsel to the Fund.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         To Fund management's knowledge, as of September 5, 2001, the following persons owned beneficially or of record 5% or more of the Fund's outstanding shares:

         Edward S. Hyman, Jr.               9.62%
         c/o ISI Funds
         535 Madison Avenue 30th Floor
         New York, NY 10022-8101

         As of September 5, 2001, to Fund management's knowledge, Directors and officers as a group owned 10.12% of the Fund's total outstanding Shares of the ISI Shares class.

PERFORMANCE COMPUTATIONS

         For purposes of quoting and comparing the performance of the Fund to that of other open-end diversified management investment companies and to stock or other relevant indices in advertisements or in certain reports to shareholders, performance will be stated in terms of total return.

The total return quotations, under the rules of the SEC, must be calculated according to the following formula: P(1 + T)(n) = ERV

Where:  P   =  a hypothetical initial payment of $1,000
        T   =  average annual total return
        n   =  number of years (1,5 or 10)
        ERV =  ending redeemable value at the end of the 1-, 5- or 10-year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods.

         Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1-, 5- and 10-year periods or a shorter period dating from the effectiveness of the Fund's registration statement or the date the Fund (or a series) commenced operations.

         Calculated according to SEC rules, the ending redeemable value and total return of a hypothetical $1000 payment for the periods ended May 31, 2001, were as follows:

----------------------------------------------------------------------------------------------------
                                                                       Since Inception
                        One-Year Period Ended                  (September 16, 1997) through
                             May 31, 2001                               May 31, 2001
----------------------------------------------------------------------------------------------------
                Ending Redeemable      Average Annual      Ending Redeemable      Average Annual
                Value                  Total Return        Value                  Total Return
ISI Shares            $927                -7.63%                $1,219                5.50%
----------------------------------------------------------------------------------------------------

         The Fund may also from time to time include in such advertising total return figures that are not calculated according to the formula set forth above in order to compare more accurately the Fund's performance with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper Analytical Services, Inc., the Fund calculates its aggregate and average annual total return for the specified periods of time by assuming the investment of $10,000 in Shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date.

         For this alternative computation, the Fund assumes that the $10,000 invested in Shares is net of all sales charges. The Fund will, however, disclose the maximum sales charges and will also disclose that the performance data does not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertising containing performance data will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

          The Fund's annual portfolio turnover rate may vary from year to year, as well as within a year, depending on market conditions. For the fiscal year ended May 31, 2001, the Fund's portfolio turnover rate was 57%.


FINANCIAL STATEMENTS

         The financial statements for the Fund for the period ended May 31, 2001, are incorporated herein by reference to the Fund's Annual Report dated May 31, 2001. From the commencement of operation through the fiscal year ended May 31, 2001, the Fund's financial statements were audited by Deloitte & Touche LLP.

PART C. OTHER INFORMATION

Item 23. Exhibits

(a)(1) Articles of Incorporation, incorporated by reference to Exhibit 1(a) to Registrant's Registration Statement on Form N-1A (File No. 333-31127), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-97-001293) on July 11, 1997.

(a)(2) Articles of Amendment to Articles of Incorporation, incorporated by reference to Exhibit 1(b) to Registrant's Registration Statement on Form N-1A (File No. 333-31127), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-97-001293) on July 11, 1997.

(b) By-Laws, incorporated by reference to Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A (File No. 333-31127), filed with the Securities and Exchange Commission via EDGAR on September 30,1999..

(c) Instruments Defining Rights of Securities Holders, incorporated by reference to Exhibit 1 (Articles of Incorporation, Articles of Amendment) and Exhibit 2 (By-Laws) of Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (File No. 333-31127), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-97-001534) on August 15, 1997.

(d)(1) Investment Advisory Agreement between Registrant and International Strategy & Investment Inc., incorporated by reference to Exhibit 5(a) of Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (File No. 333-31127), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000491) on February 26, 1998.

(d)(2) Sub-Advisory Agreement among Registrant, International Strategy & Investment Inc. and Wilshire Associates Incorporated, incorporated by reference to Exhibit 5(b) of Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (File No. 333-31127), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000491) on February 26, 1998.

(d)(3) Expense limitation agreement, filed herewith.

(e)(1) Distribution Agreement between Registrant and International Strategy & Investment Group Inc. with respect to the ISI Shares Class, incorporated by reference to Exhibit 6(a) of Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (File No. 333-31127), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000491) on February 26, 1998.

(e)(2) Form of Distribution Agreement between Registrant and International Strategy & Investment Group Inc. with respect to the Institutional Shares Class, incorporated by reference to Exhibit 6(b) to Registrant's Registration Statement on Form N-1A (File No. 333-31127), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-97-001293) on July 11, 1997.

(e)(3) Form of Agency Distribution Agreement between International Strategy & Investment Group Inc. and Participating Broker-Dealers, incorporated by reference to Exhibit 6(c) to Registrant's Registration Statement on Form N-1A (File No. 333-31127), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-97-001293) on July 11, 1997.

(e)(4) Form of Shareholder Servicing Agreement between Registrant and Shareholder Servicing Agents incorporated by reference to Exhibit 6(d) to Registrant's Registration Statement on Form N-1A (File No. 333-31127), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-97-001293) on July 11, 1997.

(f) None;

(g) Custodian Agreement dated August 11, 1997 between Registrant and Bankers Trust Company, incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A filed with the Securities and Exchange Commission via EDGAR (Accession No.
0000950116-98-001596) on July 31, 1998.

(h) Master Services Agreement (including Administration, Transfer Agency and Accounting Services appendices) between Registrant and Investment Company Capital Corp. incorporated by reference to Exhibit 9 of Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (File No. 333-31127), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000491) on February 26, 1998.

(i)(1) Opinion of Counsel incorporated by reference to Exhibit 3 of Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A (File No. 333-31127), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-99-001816) on September 30, 1999 ;

(i)(2) Consent of Counsel, filed herewith;

(j) Consent of Deloitte & Touche LLP, filed herewith;

(k) None;

(l) Subscription Agreement re: initial $100,000 capital incorporated by reference to Exhibit 13 of Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (File No. 333-31127), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000491) on February 26, 1998.

(m) Distribution Plan with respect to the ISI Shares Class incorporated by reference to Exhibit 15 of Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (File No. 333-31127), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000491) on February 26, 1998.

(n) Not Applicable;

(o) Rule 18f-3 Plan incorporated by reference to Exhibit 18 of Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (File No. 333-31127), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000491) on February 26, 1998.

(p) Powers of Attorney, filed herewith.

(q)(1) ISI Funds Consolidated Code of Ethics, filed herewith;

(q)(2) International Strategy & Investment, Inc. Consolidated Code of Ethics, filed herewith;

(q)(3) International Strategy & Investment Group, Inc. Consolidated Code of Ethics, incorporated by reference to Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A (Registration No. 33-31127), filed with the Securities and Exchange Commission via EDGAR on September 28, 2000.

(q)(4) Wilshire Associates Incorporated Consolidated Code of Ethics, incorporated by reference to Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A (Registration No. 33-31127), filed with the Securities and Exchange Commission via EDGAR on September 28, 2000.

Item 24. Persons Controlled by or under Common Control with Registrant

Provide a list or diagram of all persons directly or indirectly controlled by or under common control with the Registrant. For any person controlled by another person, disclose the percentage of voting securities owned by the immediately controlling person or other basis of that person's control. For each company, also provide the state or other sovereign power under the laws of which the company is organized.

None.

Item 25. Indemnification

State the general effect of any contract, arrangements or statute under which any director, officer, underwriter or affiliated person of the Registrant is insured or indemnified against any liability incurred in their official capacity, other than insurance provided by any director, officer, affiliated person or underwriter for their own protection.

Sections 1, 2, 3 and 4 of Article VIII of Registrant's Articles of Incorporation, included as Exhibit (a) to this Registration Statement and incorporated herein by reference, provide as follows:

Section 1. To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

Section 2. The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Board of Directors of the Corporation may make further provision for indemnification of directors, officers, employees and agents in the By-Laws of the Corporation or by resolution or agreement to the fullest extent permitted by the Maryland General Corporation law.

Section 3. No provision of this Article VIII shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Section 4. References to the Maryland General Corporation Law in this Article VIII are to such law as from time to time amended. No further amendment to the Charter of the Corporation shall decrease, but may expand, any right of any person under this Article VIII based on any event, omission or proceeding prior to such amendment.

Sections 1, 2, 3, 4 and 5 of Article XIII of Registrant's By-Laws, included as Exhibit (b) to this Registration Statement and incorporated herein by reference, provide as follows:

Section 1. Indemnification. The Corporation shall indemnify its Directors to the fullest extent that indemnification of Directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify its officers to the same extent as its Directors and to such further extent as is consistent with law. The Corporation shall indemnify its Directors and officers who while serving as Directors or officers also serve at the request of the Corporation as a Director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, other enterprise or employee benefit plan to the fullest extent consistent with law. This Article XIII shall not protect any such person against any liability to the Corporation or any shareholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Section 2. Advances. Any current or former Director or officer of the Corporation claiming indemnification within the scope of this Article XIII shall be entitled to advances from the Corporation for payment of the reasonable expenses incurred by him in connection with proceedings to which he is a party in the manner and to the full extent permissible under the Maryland General Corporation Law, the Securities Act of 1933 (the "1933 Act") and the 1940 Act, as such statutes are now or hereafter in force.

Section 3. Procedure. On the request of any current or former Director or officer requesting indemnification or an advance under this Article XIII, the Board of Directors shall determine, or cause to be determined, in a manner consistent with the Maryland General Corporation Law, the 1933 Act and the 1940 Act, as such statutes are now or hereafter in force, whether the standards required by this Article XIII have been met.

Section 4. Other Rights. The indemnification provided by this Article XIII shall not be deemed exclusive of any other right, in respect of indemnification or otherwise, to which those seeking such indemnification may be entitled under any insurance or other agreement, vote of shareholders or disinterested Directors or otherwise, both as to action by a Director or officer of the Corporation in his official capacity and as to action by such person in another capacity while holding such office or position, and shall continue as to a person who has ceased to be a Director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 5. Maryland Law. References to the Maryland General Corporation Law in this Article XIII are to such law as from time to time amended. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event of a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered) the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue. In the absence of a determination by a court of competent jurisdiction, the determinations that indemnification against such liabilities is proper, and advances can be made, are made by a majority of a quorum of the disinterested directors of the Fund, or an independent legal counsel in a written opinion, based on review of readily available facts.

Item 26. Business and Other Connections of the Investment Advisor

Describe any other business, profession, vocation or employment of a substantial nature in which the investment advisor and each director, officer or partner of the advisor, is or has been, engaged within the last two fiscal years, for his or her own account or in the capacity of director, officer, employee, partner or trustee. (Disclose the name and principal business address of any company for which a person listed above serves in the capacity of director, officer, employee, partner or trustee, and the nature of the relationship.)

         During the past two fiscal years: Edward S. Hyman, Jr., Chairman of the Investment Advisor, served as Chairman, Chief Executive Officer and a Director of International Strategy & Investment Group Inc., the distributor for the Fund Shares; R. Alan Medaugh, President of the Investment Advisor, served as a Director of International Strategy & Investment Group Inc.; Nancy Lazar, Executive Vice President and Secretary of the Investment Advisor, served as Executive Vice President and a Director of International Strategy & Investment Group, Inc.; and Steve Killorin, Chief Financial Officer of the Investment Advisor served as Chief Financial Officer of International Strategy & Investment Group Inc.

Describe any other business, profession, vocation or employment of a substantial nature in which the investment sub-advisor, and each director, officer or partner of the sub-advisor, is or has been, engaged within the last two fiscal years, for his or her own account or in the capacity of director, officer, employee, partner, or trustee. (Disclose the name and principal business address of any company for which a person listed above serves in the capacity of director, officer, employee, partner or trustee, and the nature of the relationship.)

         During the last two fiscal years, no director or officer of Wilshire Associates Incorporated, the Registrant's investment sub-advisor, has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management and, through affiliates, investment banking.

Item 27. Principal Underwriters

(a) State the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the Fund's securities also acts as principal underwriter, depositor or investment advisor.

International Strategy & Investment Group Inc. acts as distributor for ISI Total Return U.S. Treasury Fund Shares (a class of Total Return U.S. Treasury Fund, Inc.), ISI Managed Municipal Fund Shares (a class of Managed Municipal Fund, Inc.) and ISI North American Government Bond Fund Shares (a class of North American Government Bond Fund, Inc.).

(b) Provide the information required by the following table for each director, officer or partner of each principal underwriter named in response to Item 20.

Name and Principal        Position and Offices with        Position and Offices
Business Address*         Principal Underwriter            with Registrant
------------------        -------------------------        --------------------

Edward S. Hyman           Chairman, Chief Executive        Chairman
                          Officer and Director             and Director

R. Alan Medaugh           Director                         President

Nancy Lazar               Executive Vice President         None
                          and Director

Steve Killorin            Chief Financial Officer          None

*535 Madison Avenue, 30th Floor
New York, New York 10022

(c) Not applicable.

Item 28. Location of Accounts and Records

State the name and address of each person maintaining principal possession of each account, book or other document required to be maintained by section 31(a) of the 1940 Act [15 U.S.C. 80a-30(a)] and the rules under that section.

International Strategy & Investment Inc., 535 Madison Avenue, 30th Floor, New York, New York 10022, the Registrant's investment advisor, maintains physical possession of each such account, book or other document of the Fund, except for those maintained by the Registrant's sub-advisor, Wilshire Associates Incorporated, 1299 Ocean Avenue, Suite 700, Santa Monica, CA 90401, the Registrant's distributor, International Strategy & Investment Group, Inc., 535 Madison Avenue, 30th Floor, New York, New York 10022, the Registrant's custodian, Bankers Trust Company, c/o BTNY Services, Inc., 100 Plaza One, Jersey City, New Jersey 07311, or by the Registrant's administrator, transfer agent, dividend disbursing agent and accounting services provider, Investment Company Capital Corp., One South Street, Baltimore, MD 21202.

In particular, with respect to the records required by Rule 31a-1(b)(1), ICC and ISI each maintains physical possession of all journals containing itemized daily records of all purchases and sales of securities, including sales and redemptions of Fund securities, and Bankers Trust Company maintains physical possession of all receipts and deliveries of securities (including certificate numbers if such detail is not recorded by the custodian or transfer agent), all receipts and disbursements of cash, and all other debts and credits.

Item 29. Management Services

Provide a summary of the substantive provisions of any management-related service contract not discussed in Part A or Part B disclosing the parties to the contract and the total amount paid and by whom, for the Fund's last three fiscal years.

See Exhibits (g) and (h).

Item 30. Undertakings

  In initial registration statements filed under the Securities Act, provide an undertaking to file an amendment to the registration statement with certified financial statements showing the initial capital received before accepting subscriptions from more than 25 persons if the Fund intends to raise its initial capital under section 14(a)(3)[15U.S.C.80a-14(a)(3)].

Not applicable.

                                 SIGNATURE PAGE

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 5 to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereto duly authorized in the City of Baltimore, in the State of Maryland, on the 27th day of September, 2001.

ISI STRATEGY FUND, INC.

By: */s/ R. Alan Medaugh
    --------------------

    R. Alan Medaugh
    President

Pursuant to the requirements of the Securities Act of 1933,this amendment to the Registration Statement has been signed below by the following persons in the capacities on the date(s) indicated:


*/s/ Edward S. Hyman              Chairman and Director       September 27, 2001
------------------------
Edward S. Hyman

*/s/  Joseph R. Hardiman          Director                    September 27, 2001
------------------------

Joseph R. Hardiman


*/s/ Louis E. Levy                Director                    September 27, 2001
------------------------

Louis E. Levy


*/s/ Carl W. Vogt, Esq.           Director                    September 27, 2001
------------------------

Carl W. Vogt, Esq.

*/s/ R. Alan Medaugh              President                   September 27, 2001
------------------------

R. Alan Medaugh


*/s/ Charles A. Rizzo             Chief Financial
------------------------          and Accounting Officer      September 27, 2001
Charles A. Rizzo

/s/ Daniel O. Hirsch              Attorney-In-Fact            September 27, 2001
------------------------
Daniel O. Hirsch

* By Power of Attorney

RESOLVED,  that Edward J. Veilleux, Amy M. Olmert and Daniel O. Hirsch are
           authorized to sign the Registration Statements on Form N-1A, and any Post-Effective Amendments thereto, of Total Return U.S. Treasury Fund, Inc., Managed Municipal Fund, Inc., North American Government Bond Fund, Inc. and ISI Strategy Fund, Inc. on behalf of each Fund's President pursuant to a properly executed power of attorney.

RESOLVED,  that Edward J. Veilleux, Amy M. Olmert and Daniel O. Hirsch are
           authorized to sign the Registration Statements on Form N-1A, and any Post-Effective Amendments thereto, of Total Return U.S. Treasury Fund, Inc., Managed Municipal Fund, Inc., North American Government Bond Fund, Inc. and ISI Strategy Fund Inc. on behalf of each Fund's Chief Financial Officer pursuant to a properly executed power of attorney.